UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

(RULE 14a-101)

SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the Appropriate Box:

☒	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to § 240.14a-12

ORAMED PHARMACEUTICALS INC.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required

☐	Fee computed on table below per Exchange Act Rules 14a-6(1)(1) and 0-11.

	(1)	Title of each class of securities to which transaction applies:

	(2)	Aggregate number of securities to which transaction applies:

	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

	(4)	Proposed maximum aggregate value of transaction:

	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials:

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:

	(2)	Form, Schedule or Registration Statement No.:

	(3)	Filing Party:

	(4)	Date Filed:

ORAMED PHARMACEUTICALS INC.
1185 Avenue of the Americas, Third Floor

New York, New York 10036

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON AUGUST 30, 2021

To Our Stockholders:

You are cordially invited to attend the Annual Meeting of Stockholders (the “Annual Meeting”) of Oramed Pharmaceuticals Inc. (the “Company,” “we,” “us,” or “our”). The Annual Meeting will be held at our Israeli office, located at 20 Mamilla Avenue, Jerusalem, 9414904, Israel, on August 30, 2021, at 4:00 p.m. (Israel time). We intend to hold the annual meeting for the following purposes:

1.	To re-elect six directors of the Company to hold office until our next annual meeting of stockholders and until their respective successors shall be elected and qualified or until their earlier resignation or removal;

2.	To ratify the prior approval of the Company’s 2019 Stock Incentive Plan (the “2019 Incentive Plan”), which was adopted at the Company’s annual meeting of stockholders for the fiscal year ended August 31, 2019 (the “2019 Annual Meeting of Stockholders”);

3.	To ratify the prior approval of the Company’s Amended and Restated 2019 Stock Incentive Plan (the “Amended and Restated 2019 Incentive Plan”), which was adopted at the Company’s annual meeting of stockholders for the fiscal year ended August 31, 2020 (the “2020 Annual Meeting of Stockholders”);

4.	To ratify the re-election of Aviad Friedman, Xiaoming Gao, Miriam Kidron, Nadav Kidron, Arie Mayer, Kevin Rakin and Leonard Sank as directors of the Company, who were re-elected at the 2020 Annual Meeting of Stockholders;

5.	To approve an amendment to the Company’s Articles of Incorporation (as amended to date, the “Charter”) in order to implement a staggered board structure; and

6.	To transact any other business as may properly come before the Annual Meeting or any adjournments thereof.

Our Board of Directors has fixed the close of business on July 14, 2021, as the record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting and at any adjournments or postponement thereof. Stockholders of record as of July 26, 2019 (the record date of the 2019 Annual Meeting of Stockholders) and as of June 15, 2020 (the record date of the 2020 Annual Meeting of Stockholders), other than holders whose identities or addresses cannot be determined from our records, are being given notice of the Annual Meeting, but are not entitled to attend the Annual Meeting or vote on any matter presented at the Annual Meeting unless they were also holders of common stock as of the Record Date.

All stockholders are invited to attend the Annual Meeting in person. Whether or not you plan to attend the Annual Meeting, please complete, date and sign the enclosed proxy card and return it in the enclosed envelope, as promptly as possible. If you attend the Annual Meeting, you may withdraw the proxy and vote in person. If you have any questions regarding the completion of the enclosed proxy card or would like directions to the Annual Meeting, please call 844-967-2633. You may also find directions at http://www.oramed.com/investors/governance-documents/annual-shareholder-meeting.

As described in the proxy statement accompanying this notice (which is incorporated by reference in this notice), the Board of Directors is submitting certain matters for ratification by the Company’s stockholders pursuant to Section 204 of the Delaware General Corporation Law (the “DGCL”) and Delaware common law. This notice and accompanying proxy statement constitute the notice required to be given to our stockholders under Section 204 of the DGCL in connection with the ratifications contemplated by Proposals 2, 3 and 4. Under Sections 204 and 205 of the DGCL, when a matter is submitted for ratification at a stockholder meeting, any claim that a defective corporate act or putative stock ratified under Section 204 is void or voidable due to the failure of authorization, or that the Delaware Court of Chancery should declare in its discretion that a ratification in accordance with Section 204 of the DGCL not be effective or be effective only on certain conditions, must be brought within 120 days from the validation effective time. Accordingly, if Proposals 2, 3 and 4 are approved at the Annual Meeting, any claim that the effectiveness of the acts ratified is void or voidable due to the failure to receive the requisite stockholder approval at the 2019 Annual Meeting of Stockholders or 2020 Annual Meeting of Stockholders, as applicable, or that the Delaware Court of Chancery should declare, in its discretion, that the acts so ratified not be effective or be effective only on certain conditions, must be brought within 120 days from the time at which the ratification is approved by stockholders (which will be the validation effective time for purposes of Section 204 of the DGCL). Our Board of Directors has approved these ratifications pursuant to Section 204 of the DGCL.

By Order of the Board of Directors,

Nadav Kidron
President, Chief Executive Officer and a Director

New York, New York

July    , 2021

PROXY STATEMENT
OF
ORAMED PHARMACEUTICALS INC.

ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON AUGUST 30, 2021

The enclosed proxy is solicited on behalf of the Board of Directors (the “Board”) of Oramed Pharmaceuticals Inc. (the “Company,” “we,” “us,” or “our”), for use at the Annual Meeting of Stockholders to be held on August 30, 2021, at 4:00 p.m. (Israel time) (the “Annual Meeting”), or at any adjournment or postponement thereof, for the purposes set forth herein and in the accompanying Notice of Annual Meeting of Stockholders. The Annual Meeting will be held at our Israeli office, located at 20 Mamilla Avenue, Jerusalem, 9414904, Israel. We intend to first mail this proxy statement and our annual report to stockholders (the “Annual Report”) for the fiscal year ended August 31, 2020 (“Fiscal 2020”), as well as the enclosed proxy card, on or about July 23, 2021, to all stockholders entitled to vote at the Annual Meeting.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The proxy statement, proxy card and Annual Report are also available at
http://www.oramed.com/investors/governance-documents/annual-shareholder-meeting.
Stockholders may also obtain additional paper or e-mail copies of these materials by writing to
Oramed Pharmaceuticals Inc., 1185 Avenue of the Americas, Third Floor, New York, New York 10036,
attention: Secretary, or by sending an e-mail to david@oramed.com.

QUESTIONS AND ANSWERS
ABOUT THE PROXY MATERIALS AND VOTING

Why am I receiving these materials?

We sent you this proxy statement and the Annual Report, as well as the enclosed proxy card, because our Board is soliciting your proxy to vote at the Annual Meeting. You are invited to attend the Annual Meeting to vote on the proposals described in this proxy statement. The Annual Meeting will be held on Monday, August 30, 2021, at 4:00 p.m. (Israel time) at our Israeli office, located at 20 Mamilla Avenue, Jerusalem, 9414904. You do not need to attend the Annual Meeting to vote your shares. Instead, you may simply complete, sign and return the enclosed proxy card.

Website addresses included in this proxy statement are textual references only, and the information in any website is not incorporated by reference into this proxy statement.

Who can vote at the Annual Meeting?

Only stockholders of record at the close of business on July 14, 2021, will be entitled to vote at the Annual Meeting.

Stockholder of Record: Shares Registered in Your Name

If as at the close of business on July 14, 2021, your shares were registered directly in your name with our transfer agent, Continental Stock Transfer & Trust Company, then you are a stockholder of record. As a stockholder of record, you may vote in person at the Annual Meeting or vote by proxy. Whether or not you plan to attend the Annual Meeting, we urge you to fill out and return the enclosed proxy card to ensure your vote is counted.

Beneficial Owner: Shares Registered in the Name of a Broker, Bank or Other Similar Organization

If as at the close of business on July 14, 2021, your shares were held, not in your name, but rather in an account at a brokerage firm, bank, dealer or other similar organization, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. The organization holding your account or its agent is considered to be the stockholder of record for purposes of voting at the Annual Meeting. As a beneficial owner, you have the right to direct your broker or other agent on how to vote the shares in your account. You are also invited to attend the Annual Meeting. However, since you are not the stockholder of record, you may not vote your shares in person at the Annual Meeting unless you request and obtain a valid proxy from your broker or other agent.

What am I voting on?

The matters scheduled for a vote at the Annual Meeting are:

1.	the re-election of six directors of the Company to hold office until our next annual meeting of stockholders and until their respective successors shall be elected and qualified or until their earlier resignation or removal;

2.	the ratification of the prior approval and adoption of the 2019 Incentive Plan, which was adopted at the 2019 Annual Meeting of Stockholders;

3.	the ratification of the prior approval and adoption of the Amended and Restated 2019 Incentive Plan, which was adopted at the 2020 Annual Meeting of Stockholders;

4.	the ratification and the re-election of Aviad Friedman, Xiaoming Gao, Miriam Kidron, Nadav Kidron, Arie Mayer, Kevin Rakin and Leonard Sank as directors of the Company, which were re-elected at the 2020 Annual Meeting of Stockholders; and

5.	the consideration and approval of an amendment to the Company’s Charter to implement a staggered board structure.

Our Board unanimously recommends that you vote FOR all of the above proposals.

How do I vote?

The procedures for voting are as follows:

Stockholder of Record: Shares Registered in Your Name

If you are a stockholder of record, you may vote in person at the Annual Meeting, or vote by proxy using the enclosed proxy card. Whether or not you plan to attend the Annual Meeting, we urge you to vote by proxy to ensure your vote is counted. You may still attend the Annual Meeting and vote in person if you have already voted by proxy.

●	To vote in person, come to the Annual Meeting, where a ballot will be made available to you. Directions to attend the Annual Meeting where you may vote in person can be found at: http://www.oramed.com/investors/governance-documents/annual-shareholder-meeting.

●	To vote using the proxy card, simply complete, sign and date the enclosed proxy card and return it promptly in the envelope provided. If you return your signed proxy card to us no less than 24 hours before the Annual Meeting, we will vote your shares as you direct. The chairman of the Annual Meeting may, at his or her discretion, decide to accept proxy cards even if received less than 24 hours before the Annual Meeting.

Beneficial Owner: Shares Registered in the Name of Broker, Bank or Other Similar Organization

If you are a beneficial owner of shares registered in the name of your broker, bank or other agent, you should have received a proxy card and voting instructions with these proxy materials from that organization rather than from us. Simply complete and mail the proxy card to ensure that your vote is counted. Alternatively, you may vote by telephone or over the Internet as instructed by your broker, bank or other agent, provided that your broker, bank or other agent makes telephone or Internet voting available. To vote in person at the Annual Meeting, you must obtain a valid proxy from your broker, bank or other agent. Follow the instructions from your broker, bank or other agent included with these proxy materials, or contact your broker, bank or other agent to request a proxy form.

How many votes do I have?

You have one vote for each share of common stock you own as of the close of business on July 14, 2021.

What if I return a proxy card but do not make specific choices?

If you return a signed and dated proxy card without marking any voting selections, your shares will be voted “FOR” with respect to Proposals 1, 2, 3, 4 and 5. If any other matter is properly presented at the Annual Meeting, your proxy (one of the individuals named on your proxy card) will vote your shares using his or her best judgment

If your shares are held by your broker as your nominee (that is, in “street name”), you will need to obtain a proxy form from the institution that holds your shares and follow the instructions included on that form regarding how to instruct your broker to vote your shares. If you do not give instructions to your broker, your broker can vote your shares with respect to “discretionary” items, but not with respect to “non-discretionary” items. Discretionary items are proposals considered “routine” under applicable rules on which your broker may vote shares held in street name in the absence of your voting instructions. On non-discretionary items for which you do not give your broker instructions, the shares will be treated as “broker non-votes.” If all items at an annual meeting are non-discretionary, broker non-votes are not anticipated. We believe that all of the items to be voted on at the Annual Meeting are non-discretionary.

Who is paying for this proxy solicitation?

We will pay for the entire cost of soliciting proxies. In addition to these mailed proxy materials, our directors and employees may also solicit proxies in person, by telephone or by other means of communication. Directors and employees will not be paid any additional compensation for soliciting proxies. We may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners. In addition, we have retained Alliance Advisors LLC to assist in the solicitation of proxies for a fee of $7,000 plus customary expenses.

What does it mean if I receive more than one proxy card?

If you receive more than one proxy card, your shares are registered in more than one name or are registered in different accounts. Please complete, sign and return each proxy card to ensure that all of your shares are voted.

Can I change my vote after submitting my proxy?

Yes. You can revoke your proxy at any time before the final vote at the Annual Meeting. If you are the record holder of your shares, you may revoke your proxy in any one of three ways:

●	You may submit another properly completed proxy card with a later date;

●	You may send a written notice that you are revoking your proxy to our Secretary at 1185 Avenue of the Americas, Third Floor, New York, New York 10036; or

●	You may attend the Annual Meeting and vote in person. Simply attending the Annual Meeting will not, by itself, revoke your proxy.

If your shares are held by your broker, bank or other agent, you should follow the instructions provided by your broker, bank or other agent.

How are votes counted?

Votes will be counted by the inspector of election appointed for the Annual Meeting, who will separately count “For,” “Against” and “Abstain” with respect to Proposals 1, 2, 3, 4 and 5.

How many votes are needed to approve each proposal?

The approvals of Proposals 2, 3 and 4 require the vote of a majority of the number of shares of common stock present, in person or represented by proxy at the Annual Meeting and entitled to vote thereat. The approval of Proposal 1 requires the vote of a majority of the number of shares of common stock present, in person or represented by proxy at the Annual Meeting and entitled to vote on the subject matter. The approval of Proposal 5 requires the affirmative vote of the holders of a majority of the outstanding shares of common stock entitled to vote thereon. With respect to Proposals 2, 3,4 and 5, abstentions and broker non-votes will have the same effect as a vote against such matters. With respect to Proposal 1, abstentions will have the same effect as a vote against such matter and broker non-votes will not be counted as entitled to be voted (other than for the purpose of establishing a quorum, as discussed in the following paragraph), and will therefore not affect the outcome of Proposal 1.

What is the quorum requirement?

The holders of at least one third (1/3) of the common stock issued and outstanding and entitled to vote thereat, present in person or represented by proxy, shall constitute a quorum at the Annual Meeting for the transaction of business. As of July 14, 2021, there were 32,514,145 shares of common stock outstanding and entitled to vote. Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other agent) or if you vote in person at the Annual Meeting. Abstentions and broker non-votes will be counted towards the quorum requirement. Because we believe all items to be voted upon at the Annual Meeting are non-discretionary, we do not anticipate any broker non-votes. If there is no quorum, the stockholders entitled to vote thereat, present in person or by proxy, have the power to adjourn the Annual Meeting, without notice other than announcement at the Annual Meeting. At such adjourned Annual Meeting at which the requisite amount of voting stock shall be represented, any business may be transacted which might have been transacted at the Annual Meeting as originally notified.

How can I find out the results of the voting at the Annual Meeting?

Preliminary voting results will be announced at the Annual Meeting. Final voting results will be reported in a current report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) within four business days after the Annual Meeting.

SECURITY OWNERSHIP OF
CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information regarding the beneficial ownership of our common stock as of July 14, 2021 by: (1) each person who is known by us to own beneficially more than 5% of our common stock; (2) each of our current directors and each director nominee (a “Director Nominee”); (3) each of our Named Executive Officers listed below under “Compensation of Executive Officers and Directors-Summary Compensation Table”; and (4) all of our directors and executive officers as a group. On such date, we had 32,514,145 shares of common stock outstanding.

As used in the table below and elsewhere in this form, the term “beneficial ownership” with respect to a security consists of sole or shared voting power, including the power to vote or direct the vote, and/or sole or shared investment power, including the power to dispose or direct the disposition, with respect to the security through any contract, arrangement, understanding, relationship or otherwise, including a right to acquire such power(s) during the 60 days following July 14, 2021. Inclusion of shares in the table does not, however, constitute an admission that the named stockholder is a direct or indirect beneficial owner of those shares. Unless otherwise indicated, (1) each person or entity named in the table has sole voting power and investment power (or shares that power with that person’s spouse) with respect to all shares of common stock listed as owned by that person or entity and (2) the address of each of the individuals named below is: c/o Oramed Pharmaceuticals Inc., 1185 Avenue of the Americas, Third Floor, New York, New York 10036.

Name and Address of Beneficial Owner	Number of Shares		Percentage of Shares Beneficially Owned
Nadav Kidron #+	2,718,813	(1)	8.3%
Miriam Kidron #+	376,383	(2)	1.1%
Aviad Friedman #	49,714	(3)	*
Avraham Gabay +	14,646	(4)	*
Joshua Hexter +	120,000	(5)	*
Arie Mayer #	9,666	(6)	*
Kevin Rakin #	94,197	(7)	*
Leonard Sank #	195,422	(8)	*
Xiaoming Gao #	1,162,033	(9)	3.6%

All current executive officers and directors, as a group (nine persons)	3,570,861	(10)	10.9%

*	Less than 1%

#	Director

+	Named Executive Officer

(1)	Includes 386,634 shares of common stock issuable upon the exercise of outstanding stock options and 89,636 shares of common stock underlying vested Restricted Stock Units (“RSUs”) that are issuable upon request. On November 30, 2015, we entered into a securities purchase agreement with Hefei Tianhui Incubator of Technologies Co., Ltd. (“HTIT”), pursuant to which, among other things, Nadav Kidron will serve as proxy and attorney in fact of HTIT, with full power of substitution, to cast on behalf of HTIT all votes that HTIT is entitled to cast with respect to 1,155,367 shares of common stock, or the Purchased Shares, at any and all meetings of our stockholders, to consent or dissent to any action taken without a meeting and to vote all the Purchased Shares held by HTIT in any manner Mr. Kidron deems appropriate except for matters related to our activities in the People’s Republic of China, on which Mr. Kidron will consult with HTIT before taking any action as proxy. Mr. Nadav’s beneficial ownership includes the 1,155,367 shares of common stock held by HTIT, as well as 218,603 shares of common stock held by Xiaopeng Li, a former director of the Company, over which he holds a similar proxy.
(2)	Includes 301,383 shares of common stock issuable upon the exercise of outstanding stock options and 75,000 shares of common stock underlying vested RSUs that are issuable upon request.
(3)	Includes 27,523 shares of common stock issuable upon the exercise of outstanding stock options and 12,191 shares of common stock owned by Shikma A.M.R Ltd. (“Shikma”) of which Mr. Friedman is the sole owner and chief executive officer. All investment decisions are made by Mr. Friedman, and thus the power to vote or direct the votes of these shares of common stock, as well as the power to dispose or direct the disposition of such shares of common stock is held by Mr. Friedman through Shikma.
(4)	Includes 14,646 shares of common stock issuable upon the exercise of outstanding stock options. Mr. Gabay resigned from his positions with us, effective July 4, 2021.
(5)	Includes 50,000 shares of common stock issuable upon the exercise of outstanding stock options.
(6)	Includes 6,666 shares of common stock issuable upon the exercise of outstanding stock options.
(7)	Includes 79,136 shares of common stock issuable upon the exercise of outstanding stock options
(8)	Includes: (a) 56,533 shares of common stock issuable to Mr. Sank upon the exercise of outstanding stock options; (b) 138,889 shares of common stock owned by a company wholly owned by a trust of which Mr. Sank is a trustee.
(9)	Includes 6,666 shares of common stock issuable upon the exercise of outstanding stock options and 1,155,367 shares of common stock held by HTIT. Mr. Gao is the chairman of HTIT.
(10)	Includes 914,541 shares of common stock issuable upon the exercise of options beneficially owned by the referenced persons and 164,636 shares of common stock underlying vested RSUs that are issuable upon request.

PROPOSAL 1:
RE-ELECTION OF DIRECTORS

The number of directors comprising our Board is currently set at seven and our Board is presently composed of seven members. One of our current Board members, Xiaoming Gao, will not be nominated for re-election. Upon the recommendation of our Board and our nominating committee, the Board has nominated for re-election the remaining current directors, who are listed below along with additional information about each of them. The number of directors comprising our Board following the Annual Meeting will be set at six. Vacancies on our Board may be filled by persons elected by a majority of our remaining directors. A director of any class elected by our Board to fill a vacancy (including any vacancy created by an increase in the number of directors of such class) shall hold office for a term coinciding with the remaining term of that class and until such director’s successor is elected and qualified or until such director’s earlier resignation or removal, but in no case will a decrease in the number of directors constituting the Board shorten the term of any incumbent director.

Each Director Nominee is currently a director of the Company. If re-elected at the Annual Meeting, each of the Director Nominees below would serve until our next Annual Meeting of Stockholders (or, if the amendment to our certificate of incorporation described in Proposal 5 is approved and becomes effective, until the expiration of the term for which elected), and until his or her successor is elected and has qualified, or until such director’s earlier death, resignation or removal.

Vote Required

The approval of Proposal 1 requires the affirmative vote of the holders of a majority of the number of shares of common stock present, in person or represented by proxy at the Annual Meeting and entitled to vote on the subject matter.

The Board unanimously recommends that you vote “FOR” all of the nominees listed below.

DIRECTORS, EXECUTIVE OFFICERS AND CORPORATE GOVERNANCE

Directors and Executive Officers

The name and age of each of the six Director Nominees and of our executive officers, his or her position with us and the period during which such person has served as a director or officer of the Company are set forth below.

Name	Age	Position	Serving Since
Nadav Kidron	47	President, Chief Executive Officer and Director	2006
Miriam Kidron	80	Chief Scientific Officer and Director	2006
David Silberman	37	Chief Financial Officer, Treasurer and Secretary	2021
Joshua Hexter	50	Chief Operating & Business Officer	2019
Aviad Friedman	49	Director	2016
Arie Mayer	64	Director	2019
Kevin Rakin	61	Chairman, Director	2016
Leonard Sank	56	Director	2007

Dr. Miriam Kidron is Mr. Nadav Kidron’s mother. There are no other directors or officers of the Company who are related by blood or marriage.

Biographical Summaries of Nominees for the Board and Executive Officers

The following is a brief account of the education and business experience during at least the past five years of each Director Nominee and of our executive officers who are not also directors, indicating the principal occupation during that period, and the name and principal business of the organization in which such occupation and employment were carried out.

Mr. Nadav Kidron was appointed President, Chief Executive Officer and director in March 2006. He is also a director of Israel Advanced Technology Industries organization, and until 2016 was a director of Entera Bio Ltd. In 2009, he was a fellow at the Merage Foundation for U.S.-Israel Trade Programs for executives in the life sciences field. From 2003 to 2006, he was the managing director of the Institute of Advanced Jewish Studies at Bar Ilan University. From 2001 to 2003, he was a legal intern at Wine, Mishaiker & Ernstoff Law Offices in Jerusalem, Israel. Mr. Kidron holds an LL.B. and an International MBA from Bar Ilan University, Israel, and is a member of the Israel Bar Association.

We believe that Mr. Kidron’s qualifications to serve on our Board include his familiarity with the Company as its founder, his experience in capital markets, as well as his knowledge and familiarity with corporate management.

Dr. Miriam Kidron was appointed Chief Scientific Officer and director in March 2006. Dr. Kidron is a pharmacologist and a biochemist with a Ph.D. in biochemistry. From 1990 to 2007, Dr. Kidron was a senior researcher in the Diabetes Unit at Hadassah University Hospital in Jerusalem, Israel. During 2003 and 2004, Dr. Kidron served as a consultant to Emisphere Technologies Inc., a company that specializes in developing broad-based proprietary drug delivery platforms. Dr. Kidron was formerly a visiting professor at the Medical School at the University of Toronto (Canada), and is a member of the American, European and Israeli Diabetes Associations. Dr. Kidron is a recipient of the Bern Schlanger Award.

We believe that Dr. Kidron’s qualifications to serve on our Board include her expertise in the Company’s technology, as it is based on her research, as well as her experience and relevant education in the fields of pharmacology and diabetes.

Mr. David Silberman was appointed Chief Financial Officer, Treasurer and Secretary effective July 5, 2021. Prior to his appointment, from April 2018 until May 2021, Mr. Silberman served as a Corporate Financial Planning and Analysis associate director and director at Teva Pharmaceutical Industries Ltd., a global pharmaceutical company, committed to helping patients around the world to access affordable medicines and benefit from innovations to improve their health. From 2014 to 2018, Mr. Silberman served as Global Internal Audit Senior Manager at Teva Pharmaceutical Industries Ltd. From 2009 to 2014, Mr. Silberman provided internal audit and risk management services in the advisory department of Grant Thornton Fahn Kanne Control Management. From January 2009 until June 2009, Mr. Silberman worked in the audit department of KPMG, a certified public accounting firm. Mr. Silberman holds a DCG and a DSCG degrees from the French Ministry of higher study and research and is a certified public accountant in Israel.

Mr. Joshua Hexter was appointed Chief Operating & Business Officer, effective September 2019. Prior to his appointment, Mr. Hexter served as Chief Business Officer at BrainsWay Ltd. (Nasdaq/TASE: BWAY) from 2018 to 2019, a commercial stage medical device company focused on the development and sale of non-invasive neuromodulation products. From 2013 to 2018, Mr. Hexter served as Chief Operating Officer and VP Business Development of the Company and from 2007 to 2013, Mr. Hexter was a Director or Executive Director of BioLineRx Ltd. (Nasdaq/TASE: BLRX), a biopharmaceutical development company dedicated to identifying, in-licensing and developing innovative therapeutic candidates. Prior to his employment with BioLineRx, Mr. Hexter was a member of the board of directors and Chief Executive Officer of Biosensor Systems Design, Inc., a company developing market-driven biosensors. Mr. Hexter holds a bachelor’s degree from the University of Wisconsin and a master’s degree in management from Boston University.

Mr. Aviad Friedman became a director in August 2016. Mr. Friedman is an international businessman. Since 2007, he has been Chief Executive Officer of Most Properties 1998 Ltd.. Mr. Friedman was the first Director General of Israel’s Ministry of Diaspora Affairs and served as personal advisor to Prime Minister Ariel Sharon from 1996 to 1999. Mr. Friedman served as Chief Operating Officer of one of Israel’s premier newspapers, Ma’ariv from 2003 to 2007, and has more than 15 years of experience serving on boards of public and private companies including Maayan Ventures, Capital Point, Rosetta Green Ltd and Aerodrome Groupe Ltd. Mr. Friedman additionally served as an investor and consultant at Rhythmia Medical Inc. from 2007, and was actively involved in the sale of the company to Boston Scientific in 2012. Mr. Friedman holds a bachelor’s degree and master’s degree with honors in Public Administration from Bar-Ilan University.

We believe that Mr. Friedman’s qualifications to serve on our Board include his experience in serving as a director of public and private companies as well as his knowledge and familiarity with corporate finance.

Dr. Arie Mayer became a director in December 2019. Dr. Mayer, is currently the Managing Director and Chairman of the Board of Merck Life Science Israel (formerly Sigma-Aldrich Israel Ltd.) and has held that position since January 2010. Dr. Mayer has held various roles with Sigma-Aldrich Israel Ltd. since 1995 and was instrumental in introducing and developing the Cell Culture and Molecular Biology business for Sigma Aldrich Israel Ltd. Dr. Mayer holds a Bachelor of Science degree in chemistry from Hebrew University and a Ph.D. in biochemistry from Israel Institute of Technology.

We believe that Dr. Mayer’s qualifications to serve on our Board include his experience as an executive in the biotechnology industry, as well as serving his experience and relevant education in the fields of chemistry and biochemistry.

Mr. Kevin Rakin became a director in August 2016 and Chairman of the Board in July 2017. Mr. Rakin is a co-founder and partner at HighCape Partners, a growth equity life sciences fund where he has served since 2013. From June 2011 to November 2012, Mr. Rakin was the President of Regenerative Medicine at Shire plc (“Shire”), a leading specialty biopharmaceutical company. Prior to joining Shire, Mr. Rakin served as the Chairman and Chief Executive Officer of Advanced BioHealing, Inc. from 2007 until its acquisition by Shire for $750 million in June 2011. Mr. Rakin currently serves on the boards of Quantum-Si Inc. (Nasdaq: QSI), Aziyo Biologics Inc. (Nasdaq: AZYO) and Nyxoah SA (Nasdaq: NYXH) as well as a number of private companies. Mr. Rakin holds an MBA from Columbia University and received his graduate and undergraduate degrees in Commerce from the University of Cape Town, South Africa.

We believe that Mr. Rakin’s qualifications to serve on our Board include his extensive experience as an executive in the biotechnology industry, as well as his service in positions in various companies as a chief executive officer, chief financial officer and president and his involvement in public and private financings and mergers and acquisitions in the biotechnology industry.

Mr. Leonard Sank became a director in October 2007. Mr. Sank is a South African entrepreneur and businessman, whose interests lie in entrepreneurial endeavors and initiatives, with over 25 years’ experience of playing significant leadership roles in developing businesses. Mr. Sank serves on the boards of a few national businesses and local non-profit charity organizations in Cape Town, where he resides.

We believe that Mr. Sank’s qualifications to serve on our Board include his years of experience in development stage businesses, as well as his experience serving as a director of many entities.

Board of Directors

There are no agreements with respect to the election of directors. Each director is currently elected for a period of one year at our annual meeting of stockholders and serves until the next such meeting and until his or her successor is duly elected or until his or her earlier resignation or removal. The Board may also appoint additional directors. A director so chosen or appointed will hold office until the next annual meeting of stockholders (or, if the amendment to our certificate of incorporation described in Proposal 5 is approved and becomes effective, until the expiration of the term for which elected), and until his or her successor is duly elected and qualified or until his or her earlier resignation or removal. If Proposal 5 is approved, we will file an amendment to our Certificate of Incorporation to establish a classified board of directors. Each class will consist, as nearly as may be possible, of one third of the total number of directors constituting the entire Board, and the classes will serve staggered, three year terms. See “Proposal 5: Amendment to the Company’s Certificate of Incorporation to Effect a Staggered Board Structure” for additional information.

The Board has determined that Aviad Friedman, Kevin Rakin, Leonard Sank, Xiaoming Gao and Dr. Arie Mayer are independent as defined under the rules promulgated by the Nasdaq. Other than Mr. Gao, none of the independent directors has any relationship with us besides serving on our Board. Mr. Gao is the chairman and chief executive officer of HTIT, a stockholder holding more than 5% of our common stock, but does not otherwise have any relationship with us. The Board considered this relationship and determined that it would not interfere with Mr. Gao’s exercise of independent judgment in carrying out the responsibilities of a director.

We have determined that each of the directors is qualified to serve as a director of the Company based on a review of the experience, qualifications, attributes and skills of each director. In reaching this determination, we have considered a variety of criteria, including, among other things: character and integrity; ability to review critically, evaluate, question and discuss information provided, to exercise effective business judgment and to interact effectively with the other directors; and willingness and ability to commit the time necessary to perform the duties of a director.

Board Meeting Attendance

During Fiscal 2020, our Board held 6 meetings and took actions by written consent on 8 occasions. All of our directors, except Mr. Xiaoming Gao, attended at least 75% of the aggregate number of meetings of the Board and the committees that were held during the period such director served on the Board. Board members are encouraged to attend our annual meetings of stockholders.

Committees

Audit Committee and Audit Committee Financial Expert

The members of our Audit Committee are Aviad Friedman, Kevin Rakin and Arie Mayer. Our Board has determined that Aviad Friedman is an “audit committee financial expert” as set forth in Item 407(d)(5) of Regulation S-K and that all members of the Audit Committee are “independent” as defined by the rules of the SEC and the Nasdaq rules and regulations. The Audit Committee operates under a written charter that is posted on the “Investors” section of our website, www.oramed.com. The primary responsibilities of our Audit Committee include:

●	Overseeing the accounting and financial reporting processes of the Company and the audits of the financial statements of the Company;

●	Appointing, compensating and retaining our registered independent public accounting firm;

●	Overseeing the work performed by any outside accounting firm;

●	Assisting the Board in fulfilling its responsibilities by reviewing: (i) the financial reports provided by us to the SEC, our stockholders or to the general public and (ii) our internal financial and accounting controls; and

●	Recommending, establishing and monitoring procedures designed to improve the quality and reliability of the disclosure of our financial condition and results of operations.

Our Audit Committee met 4 times and took action by written consent on 3 occasions during Fiscal 2020.

Compensation Committee

The members of our Compensation Committee are Leonard Sank, Kevin Rakin and Aviad Friedman. The Board has determined that all of the members of the Compensation Committee are “independent” as defined by the rules of the SEC and Nasdaq rules and regulations. The Compensation Committee operates under a written charter that is posted on the “Investors” section of our website, www.oramed.com. The primary responsibilities of our Compensation Committee include:

●	Reviewing, negotiating and approving, or recommending for approval by our Board the salaries and incentive compensation of our executive officers;

●	Administering our equity based plans and making recommendations to our Board with respect to our incentive-compensation plans and equity-based plans; and

●	Making recommendations to our Board with respect to director compensation.

The Compensation Committee meets as often as it deems necessary, without the presence of any executive officer when approving compensation, except that the Company’s Chief Executive Officer, at the discretion of the Compensation Committee, may be present during the approval of, or deliberations with respect to, other executive officer compensation. The Compensation Committee may delegate any authority granted to it to one or more subcommittees of the Compensation Committee, in its sole discretion.

Our Compensation Committee met 2 times and took action by written consent on 2 occasions during Fiscal 2020.

Compensation Committee Interlocks and Insider Participation

During Fiscal 2020, Mr. Aviad Friedman, Mr. Kevin Rakin and Mr. Leonard Sank served as the members of our Compensation Committee. None of the members of our Compensation Committee is, or has been, an officer or employee of ours.

During the last year, none of our Named Executive Officers served as: (1) a member of the compensation committee (or other committee of the Board performing equivalent functions or, in the absence of any such committee, the entire board of directors) of another entity, one of whose executive officers served on the compensation committee; (2) a director of another entity, one of whose executive officers served on the compensation committee; or (3) a member of the compensation committee (or other committee of the board of directors performing equivalent functions or, in the absence of any such committee, the entire board of directors) of another entity, one of whose executive officers served as a director on our Board.

Nominating Committee

The members of our Nominating Committee are Arie Mayer and Kevin Rakin. The Board has determined that all of the members of the Nominating Committee are “independent” as defined by the rules of the SEC and Nasdaq rules and regulations. The Nominating Committee operates under a written charter that is posted on the “Investors” section of our website, www.oramed.com. The primary responsibilities of our Nominating Committee include:

●	Overseeing the composition and size of the Board, developing qualification criteria for Board members and actively seeking, interviewing and screening individuals qualified to become Board members for recommendation to the Board;

●	Recommending the composition of the Board for each annual meeting of stockholders; and

●	Reviewing periodically with the Chairman of the Board and the Chief Executive Officer the succession plans relating to positions held by directors, and making recommendations to the Board with respect to the selection and development of individuals to occupy those positions.

Director Nominations

The Nominating Committee is responsible for developing and approving criteria, with Board approval, for candidates for Board membership. The Nominating Committee is responsible for overseeing the compensation and size of the Board, developing qualification criteria for Board members and actively seeking, interviewing and screening individuals qualified to become Board members for recommendation to the Board and for recommending the composition of the Board for each of the Company’s annual meetings. The Board as a whole is responsible for nominating individuals for election to the Board by the stockholders and for filling vacancies on the Board that may occur between annual meetings of the stockholders.

Nominees for director will be selected on the basis of their integrity, business acumen, knowledge of our business and industry, age, experience, diligence, conflicts of interest and the ability to act in the interests of all stockholders. No particular criteria will be a prerequisite or will be assigned a specific weight, nor does the Company have a diversity policy. The Company believes that the backgrounds and qualifications of its directors, considered as a group, should provide a composite mix of experience, knowledge and abilities that will allow the Board to fulfill its responsibilities.

The Company has never received communications from stockholders nominating individuals for appointment to our Board. Therefore, we do not yet have a policy with regard to the consideration of any director candidates recommended by stockholders. In Fiscal 2020, we did not pay a fee to any third party to identify or evaluate, or assist in identifying or evaluating, potential nominees to our Board. All of the Director Nominees for election at the Annual Meeting are current members of our Board.

Delinquent Section 16(a) Reports

Based solely upon a review of Forms 3, 4 and 5, and amendments thereto, furnished to us during fiscal 2020, we believe that during fiscal 2020, our executive officers, directors and all persons who own more than ten percent of a registered class of our equity securities complied with all Section 16(a) filing requirements, except: (a) Aviad Friedman, one of our directors, failed to timely file a Form 4 reporting his January 8, 2020 acquisition of options to purchase 20,000 shares of our common stock. Mr. Friedman filed a Form 4 reporting this transaction on January 14, 2020, (b) Gao Xiaoming, one of our directors, failed to timely file a Form 4 reporting his January 8, 2020 acquisition of options to purchase 20,000 shares of our common stock. Mr. Gao filed a Form 4 reporting this transaction on January 14, 2020, (c) Miriam Kidron, our Chief Scientific Officer and one of our directors, failed to timely file a Form 4 reporting her January 8, 2020 acquisition of options to purchase 100,000 shares of our common stock. Ms. Kidron filed a Form 4 reporting this transaction on January 14, 2020, (d) Nadav Kidron, our President, Chief Executive Officer and one of our directors, failed to timely file a Form 4 reporting his January 8, 2020 acquisition of options to purchase 190,000 shares of our common stock. Mr. Kidron filed a Form 4 reporting this transaction on January 14, 2020, (d) Arie Mayer, one of our directors, failed to timely file a Form 4 reporting his January 8, 2020 acquisition of options to purchase 20,000 shares of our common stock. Mr. Mayer filed a Form 4 reporting this transaction on January 14, 2020, (e) Kevin Rakin, one of our directors, failed to timely file a Form 4 reporting his January 8, 2020 acquisition of options to purchase 20,000 shares of our common stock. Mr. Rakin filed a Form 4 reporting this transaction on January 14, 2020, and (f) Leonard Sank, one of our directors, failed to timely file a Form 4 reporting his January 8, 2020 acquisition of options to purchase 20,000 shares of our common stock. Mr. Sank filed a Form 4 reporting this transaction on January 14, 2020.

Code of Ethics

We have adopted a Code of Ethics and Business Conduct for our senior officers, directors and employees. A copy of the Code of Ethics and Business Conduct is located at our website at www.oramed.com. We intend to satisfy the disclosure requirement regarding any amendment to, or a waiver from, a provision of the Code of Ethics that applies to our Chief Executive Officer, Chief Financial Officer or controller, or persons performing similar functions and that relates to the Code of Ethics by posting such information on our website, www.oramed.com.

Board Leadership Structure and Role in Risk Oversight

Mr. Nadav Kidron serves as our President and Chief Executive Officer and on our Board. Mr. Kevin Rakin serves as Chairman of our Board. We believe that this leadership structure is appropriate to our Company given the current size and operations of the Company.

The Board does not have a formal policy on whether the roles of Chairman and Chief Executive Officer should be combined or separated. The Board believes that the Company’s stockholders are best served by the Board having flexibility to consider the relevant facts and circumstances and determine, at the time of the Chairman’s election, the best leadership structure for the Company rather than by adhering to a formal standing policy on the subject.

In connection with the Board’s ongoing review of its leadership structure, the Board has determined that the position of Chairman should be held by a non employee of the Company. The Board believes that the current leadership structure, which separates the roles of Chief Executive Officer and Chairman, fosters effective governance and oversight of the Company. The Chairman is responsible for advising the Chief Executive Officer and presiding over meetings of the Board and consulting with the Chief Executive Officer on Board meeting agendas. The Chief Executive Officer is responsible for setting the Company’s strategy and leading the Company’s day to day performance. We believe this governance structure promotes balance between the authority of those who oversee our business and those who manage it on a day to day basis.

Our Board’s, including each of our committees’, as appropriate, role in risk oversight includes risk analysis and assessment in connection with each financial and business review, update and decision-making proposal and is an integral part of all Board deliberations. Each of our Board Committees is focused on specific risks within their areas of responsibility, but the Board believes that the overall enterprise risk management process is more properly overseen by all of the members of the Board. The Audit Committee is responsible for overseeing the management of financial and accounting risks. The Compensation Committee is responsible for overseeing the management of risks relating to executive compensation plans and arrangements. The Nominating Committee is responsible for overseeing the management of governance risks.

The Board’s role in our risk oversight is consistent with our leadership structure, with our President and Chief Executive Officer and other members of senior management having responsibility for assessing and managing our risk exposure, and the Board providing oversight in connection with those efforts.

Attendance at Special and Annual Stockholder Meetings

We encourage our directors to attend our special and annual stockholders’ meetings. Mr. Nadav Kidron, our President and Chief Executive Officer and a director, attended our last annual stockholder meeting.

Stockholder Communications

Although we have not adopted a formal process for stockholder communications with our Board, we believe stockholders should have the ability to communicate directly with the Board so that their views can be heard by the Board or individual directors, as applicable, and that appropriate and timely responses are provided to stockholders. All communications regarding general matters should be directed to the Secretary of the Company at the address below and should prominently indicate on the outside of the envelope that it is intended for the complete Board or for any particular director(s). If no designation is made, the communication will be forwarded to the entire Board. Stockholder communications to the Board should be sent to:

Corporate Secretary

Oramed Pharmaceuticals Inc.

1185 Avenue of the Americas, Third Floor

New York, New York 10036

Certain Relationships and Related Transactions, and Director Independence

During Fiscals 2020 and 2019, except for compensation arrangements described elsewhere herein, we did not participate in any transaction, and we are not currently participating in any proposed transaction, or series of transactions, in which the amount involved exceeded the lesser of $120,000 or one percent of the average of our total assets at year-end for the last two completed fiscal years, and in which, to our knowledge, any of our directors, officers, five percent beneficial security holders, or any member of the immediate family of the foregoing persons had, or will have, a direct or indirect material interest.

Our policy is to enter into transactions with related persons on terms that, on the whole, are no less favorable than those available from unaffiliated third parties. Based on our experience in the business sectors in which we operate and the terms of our transactions with unaffiliated third parties, we believe that all of the transactions described below met this policy standard at the time they occurred. All related person transactions are approved by our Board.

See “Compensation of Executive Officers and Directors-Director Compensation” for information as to compensation of our directors and executive officers.

On November 30, 2015, we, our Israeli subsidiary and HTIT entered into a Technology License Agreement, which was further amended, according to which we granted HTIT an exclusive commercialization license in the Territory related to our oral insulin capsule, ORMD-0801. Pursuant to this license agreement, HTIT will conduct certain pre-commercialization and regulatory activities with respect to our subsidiary’s technology related to the ORMD-0801 capsule, and will pay certain royalties and an aggregate of approximately $37.5 million. On November 30, 2015, we also entered into a securities purchase agreement with HTIT, pursuant to which, among other things, Mr. Kidron will serve as proxy and attorney in fact of HTIT, with full power of substitution, to cast on behalf of HTIT all votes that HTIT is entitled to cast with respect to the Purchased Shares at any and all meetings of our stockholders to consent or dissent to any action taken without a meeting and to vote all the Purchased Shares held by HTIT in any manner Mr. Kidron deems appropriate except for matters related to our activities in the People’s Republic of China, on which Mr. Kidron will consult with HTIT before taking any action as proxy.

The Board has determined that Leonard Sank, Kevin Rakin, Aviad Friedman, Xiaoming Gao and Dr. Arie Mayer are independent as defined under the rules promulgated by Nasdaq.

REPORT OF THE AUDIT COMMITTEE

In the course of our oversight of the Company’s financial reporting process, we have: (1) reviewed and discussed the audited financial statements for Fiscal 2020 with management; (2) discussed with the Independent Auditors the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (“PCAOB”) and the Commission; (3) received the written disclosures and the letter from the independent registered public accounting firm required by applicable requirements of the standards of the PCAOB regarding the independent accountant’s communications with the Audit Committee concerning independence, and has discussed with the independent accountant the independent accountant’s independence; (4) discussed with the independent registered public accounting firm its independence; and (5) considered whether the provision of nonaudit services by the independent registered public accounting firm is compatible with maintaining its independence and concluded that it is compatible at this time.

Based on the foregoing review and discussions, the Audit Committee recommended to the Board that the audited financial statements be included in our Annual Report on Form 10-K for Fiscal 2020 for filing with the SEC.

By the Audit Committee of the Board of
Directors of Oramed Pharmaceuticals Inc.

Aviad Friedman
Kevin Rakin
Arie Mayer

Independent Registered Public Accounting Firm

Principal Accounting Fees and Services

The aggregate fees billed by Kesselman & Kesselman, independent registered public accounting firm, and member firm of PricewaterhouseCoopers International Limited, for services rendered to us during the fiscal years ended August 31, 2020 and 2019:

	2020	2019
Audit Fees(1)	$95,000	$96,000
Audit-Related Fees(2)	101,000	-
Tax Fees(3)	2,000	1,000
All Other Fees	-	-
Total Fees	$198,000	$97,000

(1)	Amount represents fees paid for professional services for the audit of our consolidated annual financial statements, review of our interim condensed consolidated financial statements included in quarterly reports, and services that are normally provided by our independent registered public accounting firm in connection with statutory and regulatory filings or engagements.
(2)	Represents fees paid for tax consulting services.

SEC rules require that before Independent Auditors are engaged by us to render any auditing or permitted non-audit related service, the engagement be: (1) pre-approved by our Audit Committee; or (2) entered into pursuant to pre-approval policies and procedures established by the Audit Committee, provided the policies and procedures are detailed as to the particular service, the Audit Committee is informed of each service, and such policies and procedures do not include delegation of the Audit Committee’s responsibilities to management.

The Audit Committee pre-approves all services provided by our Independent Auditors. All of the above services and fees were reviewed and approved by the Audit Committee before the services were rendered.

COMPENSATION OF EXECUTIVE OFFICERS AND DIRECTORS

Compensation Discussion and Analysis

This section explains the policies and decisions that shape our executive compensation program, including its specific objectives and elements, as it relates to our Named Executive Officers. Our Named Executive Officers for Fiscal 2020 are those four individuals listed in the “Summary Compensation Table” below. The Compensation Committee believes that our executive compensation is appropriately designed to incentivize our Named Executive Officers to work for our long-term prosperity, is reasonable in comparison with the levels of compensation provided by comparable companies and reflects a reasonable cost. We believe our Named Executive Officers are critical to the achievement of our corporate goals, through which we can drive stockholder value.

The Compensation Committee of our Board is comprised solely of independent directors as defined by Nasdaq and non-employee directors as defined by Rule 16b-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The Compensation Committee has the authority and responsibility to review and approve the compensation of our Chief Executive Officer and other executive officers. Other information concerning the structure, roles and responsibilities of our Compensation Committee is set forth in “Committees—Compensation Committee.”

Our executive compensation program and our Named Executive Officers’ compensation packages are designed around the following objectives:

●	attract, hire and retain talented and experienced executives;

●	motivate, reward and retain executives whose knowledge, skills and performance are critical to our success;

●	ensure fairness among the executive management team via recognizing the contributions of each executive to our success;

●	focus executive behavior on achievement of our corporate objectives and strategy; and

●	align the interests of management and stockholders by providing management with longer-term incentives through equity ownership.

The Compensation Committee reviews the allocation of compensation components regularly to ensure alignment with strategic and operating goals, competitive market practices and legislative changes. The Compensation Committee does not apply a specific formula to determine the allocation between cash and non-cash forms of compensation. Certain compensation components, such as base salaries, benefits and perquisites, are intended primarily to attract, hire and retain well-qualified executives. Other compensation elements, such as long-term incentive opportunities, are designed to motivate and reward performance. Long-term incentives are intended to reward Named Executive Officers for our long-term performance and executing our business strategy, and to strongly align Named Executive Officers’ interests with those of stockholders.

With respect to equity compensation, the Compensation Committee made awards during Fiscal 2020 to executives under our Second Amended and Restated 2008 Stock Incentive Plan (the “2008 Plan”). Beginning September 11, 2019, the Compensation Committee began making awards to executives under our 2019 Incentive Plan. Executive compensation is paid or granted based on such matters as the Compensation Committee deems appropriate, including our financial and operating performance and the alignment of the interests of the executive officers and our stockholders.

Elements of Compensation

Our executive officer compensation program is comprised of: (i) base salary or monthly compensation; (ii) discretionary bonus; (iii) long-term equity incentive compensation in the form of stock option and RSU grants; and (iv) benefits and perquisites.

In establishing overall executive compensation levels and making specific compensation decisions for our Named Executive Officers in Fiscal 2020, the Compensation Committee considered a number of criteria, including the executive’s position, scope of responsibilities, prior base salary and annual incentive awards and expected contribution.

Generally, our Compensation Committee reviews and, as appropriate, approves compensation arrangements for the Named Executive Officers from time to time but not less than once each year. The Compensation Committee also takes into consideration the Chief Executive Officer’s recommendations for executive compensation of the other Named Executive Officers. The Chief Executive Officer generally presents these recommendations at the time of our Compensation Committee’s review of executive compensation arrangements.

Base Salary

The Compensation Committee performs a review of base salaries and monthly compensation for our Named Executive Officers from time to time as appropriate. In determining salaries, the Compensation Committee members also take into consideration the scope of the Named Executive Officers’ responsibilities and independent third-party market data, such as compensation surveys to industry, individual experience and performance and contribution to our clinical, regulatory, commercial and operational performance. None of the factors above has a dominant weight in determining the compensation of our Named Executive Officers, and our Compensation Committee considers the factors as a whole when considering such compensation. In addition, our Compensation Committee uses comparative data regarding compensation paid by peer companies in order to obtain a general understanding of current trends in compensation practices and ranges of amounts being awarded by other public companies, and not as part of an analysis or a formula.

We believe that a competitive base salary and monthly compensation is a necessary element of any compensation program that is designed to attract and retain talented and experienced executives. We also believe that attractive base salaries can motivate and reward executives for their overall performance. Base salary and monthly compensation are established in part based on the individual experience, skills and expected contributions to our performance, as well as such executive’s performance during the prior year. Generally, we believe that executives’ base salaries should be targeted near the median of the range of salaries for executives in similar positions with similar responsibilities, experience and performance at comparable companies. Compensation adjustments are made occasionally based on changes in an executive’s level of responsibility, company progress or on changed local and specific executive employment market conditions.

In Fiscal 2020, our Compensation Committee increased the base salaries of two of our Named Executive Officers by 10% and 15%, as it deemed this to be a reasonable rate based on, among other factors, such Named Executive Officer’s increased responsibilities and time passed since the last salary increase.

Performance Based Bonus

Our Named Executive Officers are eligible to receive discretionary annual bonuses based upon performance. The amount of annual bonus to our Named Executive Officers is based on various factors, including, among others, the achievement of scientific and business goals and our financial and operational performance. The Compensation Committee takes into account the overall performance of the individuals, as well as the overall performance of the Company over the period being reviewed and the recommendation of management. For any given year, the compensation objectives vary, but relate generally to strategic factors such as developments in our clinical path, the execution of a license agreement for the commercialization of product candidates, the establishment of key strategic collaborations, the build-up of our pipeline and financial factors such as capital raising. Bonuses are awarded generally based on corporate performance, with adjustments made within a range for individual performance, at the discretion of the Compensation Committee. The Compensation Committee determines, on a discretionary basis, the size of the entire bonus pool and the amount of the actual award to each Named Executive Officer. The overall payment is also based on historic compensation of the Named Executive Officers.

We believe that annual bonuses payable based on the achievement of short-term corporate goals incentivize our Named Executive Officers to create stockholder value and attain short-term performance objectives.

Long-Term Equity Incentive Compensation

Long-term incentive compensation allows the Named Executive Officers to share in any appreciation in the value of our common stock. The Compensation Committee believes that stock participation aligns executive officers’ interests with those of our stockholders. Equity incentive awards are generally made at the commencement of employment and following a significant change in job responsibilities, or to meet other special retention or performance objectives. The amounts of the awards are designed to reward past performance and create incentives to meet long-term objectives. Awards are made at a level expected to be competitive within the biotechnology industry, as well as with Israeli-based companies. Awards are made on a discretionary basis and not pursuant to specific criteria set out in advance. In determining the amount of each grant, the Compensation Committee also takes into account the number of shares held by the executive prior to the grant. The vesting schedule for Named Executive Officers generally provides for annual installments for new grants, though the Compensation Committee also utilizes quarterly vesting from time to time. The Compensation Committee believes that time-based vesting encourages recipients to build stockholder value over a long period of time.

Benefits and Perquisites

Generally, benefits available to Named Executive Officers are available to all employees on similar terms and include welfare benefits, paid time-off, life and disability insurance and other customary or mandatory social benefits in Israel. We provide our Named Executive Officers with a phone and a company car, which are customary benefits in Israel to managers and officers.

We do not believe that the benefits and perquisites described above deviate materially from the customary practice for compensation of executive officers by other companies similar in size and stage of development in Israel. These benefits represent a relatively small portion of the executive officers’ total compensation.

The Company pays for certain direct costs, related taxes and expenses incurred in connection with the relocation of our Chief Executive Officer to New York. During Fiscal 2020, such relocation expenses totaled approximately $515,693, and included mainly payments intended to reflect the difference in the cost of living between Israel and the United States, relocation expenses, accommodation allowances, education allowances, health insurance and related taxes.

Say-on-Pay Vote

Our stockholders approved, on an advisory basis, our executive compensation program at our 2020 Annual Meeting of Stockholders held on August 3, 2020. We did not seek or receive any specific feedback from our stockholders concerning our executive compensation program during the past fiscal year. The Compensation Committee did not specifically rely on the results of the prior vote in making any compensation-related decisions during Fiscal 2020.

REPORT OF THE COMPENSATION COMMITTEE

The Compensation Committee has reviewed and discussed the foregoing Compensation Discussion and Analysis required by Item 402(b) of Regulation S-K with our management and, based on such review and discussions, the Compensation Committee recommended to our Board that the Compensation Discussion and Analysis be included in our Annual Report on Form 10-K for Fiscal 2020 and in this proxy statement.

Compensation Committee Members:

Aviad Friedman
Kevin Rakin
Leonard Sank

Summary Compensation Table

The following table sets forth the compensation earned by our Named Executive Officers during the fiscal years ended August 31, 2020, 2019 and 2018:

Name and Principal Position	Year (1)	Salary ($) (2)	Bonus ($) (2)(3)	Option Awards ($) (4)(5)	All Other Compensation ($) (2)(6)	Total ($)
Nadav Kidron	2020	439,076	220,582	569,062	539,131	1,767,851
President and CEO and director(7)	2019	419,460	224,975	398,910	507,750	1,551,095
	2018	436,310	148,795	522,569	442,326	1,550,000

Miriam Kidron	2020	305,840	70,000	299,506	13,354	688,700
Chief Scientific Officer and director(8)	2019	267,386	123,149	211,128	14,503	616,166
	2018	273,595	46,614	253,204	13,643	587,056

Avraham Gabay	2020	130,554	15,591	-	44,912	191,418
Chief Financial Officer(9)	2019	32,122	-	73,928	9,441	115,491

Joshua Hexter	2020	190,801	12,169	351,128	54,735	608,833
Chief Operating & Business Officer(10)	2019	52,848	-	-	9,022	61,870
	2018	161,002	26,895	269,196	50,505	507,598

(1)	The information is provided for each fiscal year, which begins on September 1 and ends on August 31.
(2)	Amounts paid for Salary, Bonus and All Other Compensation were originally denominated in NIS and were translated into U.S. Dollars at the then current exchange rate for each payment.
(3)	Bonuses were granted at the discretion of the Compensation Committee.
(4)	For RSU awards, the amounts reflect the grant date fair value, as calculated pursuant to Financial Accounting Standards Board (“FASB”) ASC Topic 718. The assumptions used to determine the fair value of the RSU awards are set forth in Note 8 to our audited consolidated financial statements included in our Annual Report on Form 10-K for Fiscal 2020. Our Named Executive Officers will not realize the value of these awards in cash unless and until the awards vest and the underlying shares are issued and subsequently sold.
(5)	The amounts reflect the grant date fair value, as calculated pursuant to FASB Accounting Standards Codification (“ASC”) Topic 718, of these option awards. The assumptions used to determine the fair value of the option awards are set forth in Note 8 to our audited consolidated financial statements included in our Annual Report on Form 10-K for Fiscal 2020. Our Named Executive Officers will not realize the value of these awards in cash unless and until these awards are exercised and the underlying shares subsequently sold.
(6)	See “All Other Compensation Table” below.
(7)	Mr. Kidron receives certain compensation from Oramed Ltd. through KNRY, Ltd., an Israeli entity owned by Dr. Miriam Kidron (“KNRY”). See “—Employment and Consulting Agreements” below.
(8)	Dr. Kidron receives compensation from Oramed Ltd. through KNRY. See “—Employment and Consulting Agreements” below.
(9)	Mr. Gabay was appointed as Chief Financial Officer, Treasurer and Secretary effective June 1, 2019 and resigned from his positions with us effective July 4, 2021.
(10)	Mr. Hexter was appointed Chief Operating & Business Officer, effective September 19, 2019. From 2013 to 2018, Mr. Hexter served as Chief Operating Officer and VP Business Development of the Company.

All Other Compensation Table

The “All Other Compensation” amounts set forth in the Summary Compensation Table above consist of the following:

Name	Year	Automobile- Related Expenses ($)	Manager’s Insurance* ($)	Education Fund* ($)	Relocation Expenses** ($)	Total ($)
Nadav Kidron	2020	23,438	--	--	515,693	539,131
	2019	21,090	--	--	486,660	507,750
	2018	12,596	--	--	429,730	442,326

Miriam Kidron	2020	13,354	--	--	--	13,354
	2019	14,503	--	--	--	14,503
	2018	13,643	--	--	--	13,643

Avraham Gabay	2020	16,625	18,606	9,681	--	44,912
	2019	2,808	4,405	2,228	--	9,441

Joshua Hexter	2020	13,685	26,820	14,230	--	54,735
	2019	4,409	1,985	2,628	--	9,022
	2018	13,909	24,623	11,973	--	50,505

*	Manager’s insurance and education funds are customary benefits provided to employees based in Israel. Manager’s insurance is a combination of severance savings (in accordance with Israeli law), defined contribution tax-qualified pension savings and disability insurance premiums. An education fund is a savings fund of pre-tax contributions to be used after a specified period of time for educational or other permitted purposes.

**	Relocation expenses represents additional compensation for the period during which Mr. Kidron was in the United States. These expenses mainly include relocation expenses, supplemental living expenses, accommodation allowances, education allowances, health insurance and related costs.

Employment and Consulting Agreements

On July 1, 2008, Oramed Ltd. entered into a consulting agreement with KNRY, whereby Mr. Nadav Kidron, through KNRY, provides services as President and Chief Executive Officer of both the Company and Oramed Ltd. (the “Nadav Kidron Consulting Agreement”). Additionally, on July 1, 2008, Oramed Ltd. entered into a consulting agreement with KNRY whereby Dr. Miriam Kidron, through KNRY, provides services as Chief Scientific Officer of both the Company and Oramed Ltd. (the “Miriam Kidron Consulting Agreement”). We refer to the Miriam Kidron Consulting Agreement and Nadav Kidron Consulting Agreement collectively as the Consulting Agreements.

The Consulting Agreements are both terminable by either party upon 140 days prior written notice. The Consulting Agreements, as amended, provide that KNRY will be reimbursed for reasonable expenses incurred in connection with performance of the Consulting Agreements and that Nadav Kidron receives a monthly consulting fee of NIS 127,570 and Miriam Kidron receives a monthly consulting fee of NIS 92,522. Pursuant to the Consulting Agreements, KNRY, Nadav Kidron and Miriam Kidron each agree that during the term of the Consulting Agreements and for a 12 month period thereafter, none of them will compete with Oramed Ltd. nor solicit employees of Oramed Ltd.

We, through Oramed Ltd., have entered into an employment agreement with Avraham Gabay as of May 16, 2019, pursuant to which Mr. Gabay was appointed as Chief Financial Officer, Treasurer and Secretary of the Company and Oramed Ltd., effective June 1, 2019. Mr. Gabay resigned from his positions with us, effective July 4, 2021. In accordance with the employment agreement, as amended, Mr. Gabay’s gross monthly salary was NIS 38,500, and was updated to NIS 44,275, effective as of January 2021. In addition, Mr. Gabay was provided with a cellular phone and a company car pursuant to the terms of his agreement.

We, through Oramed Ltd., have entered into an employment agreement with David Silberman as of May 23, 2021, pursuant to which Mr. Silberman was appointed as Chief Financial Officer, Treasurer and Secretary of the Company and Oramed Ltd., effective July 5, 2021. In accordance with the employment agreement, Mr. Silberman’s current gross monthly salary is NIS 37,500. In addition, Mr. Silberman is provided with a cellular phone and a company car pursuant to the terms of his agreement.

We, through Oramed Ltd., have entered into an employment agreement with Joshua Hexter as of August 5, 2019, pursuant to which Mr. Hexter was appointed as Chief Operating & Business Officer of the Company and Oramed Ltd., effective September 19, 2019. In accordance with the employment agreement, as amended, Mr. Hexter’s current gross monthly salary is NIS 56,000. In addition, Mr. Hexter is provided with a cellular phone and a company car pursuant to the terms of his agreement.

We have entered into indemnification agreements with our directors and officers pursuant to which we agreed to indemnify each director and officer for any liability he or she may incur by reason of the fact that he or she serves as our director or officer, to the maximum extent permitted by law.

Potential Payments upon Termination or Change-in-Control

We have no plans or arrangements in respect of remuneration received or that may be received by our Named Executive Officers to compensate such officers in the event of termination of employment (as a result of resignation, retirement, change-in- control) or a change of responsibilities following a change-in-control.

Pension, Retirement or Similar Benefit Plans

We have no arrangements or plans under which we provide pension, retirement or similar benefits for directors or executive officers. Our directors and executive officers may receive stock options, RSUs or restricted shares at the discretion of our Compensation Committee in the future.

Grants of Plan-Based Awards

The following table shows grants of plan-based equity awards made to our Named Executive Officers during Fiscal 2020:

Name	Grant Date	Options Awards: Number of Securities Underlying Options (#)	Grant Date Fair Value of Stock Awards ($)
Avraham Gabay(1)	9/11/2019	33,146	61,893
Joshua Hexter(2)	9/11/2019	100,000	224,123
Joshua Hexter(3)	9/11/2019	100,000	127,005
Miriam Kidron(4)	9/11/2019	104,000	211,128
Nadav Kidron(5)	9/11/2019	196,500	398,910
Miriam Kidron(6)	1/8/2020	100,000	299,506
Nadav Kidron(7)	1/8/2020	190,000	569,062

(1)	These options were canceled and re-granted under our 2019 Incentive Plan, in the same amounts and under the same terms as the original grants. These options were originally granted on June 17, 2019. 5,396 and 9,250 vested on December 31, 2019 and December 31, 2020, respectively, and the balance vests in 2 equal installments of 9,250 on each of December 31, 2021 and December 31, 2022.
(2)	These options were granted under our 2019 Incentive Plan and vest in 16 equal installments of 6,250 on the first day of each three months period beginning November 1, 2019. 25,000 of the options vested as of August 31, 2020.
(3)	These options were granted under the 2019 Incentive Plan and vest upon achievement of certain performance conditions, such as consummating licensing agreements and entering into R&D collaboration agreements.
(4)	These options were canceled and re-granted under the 2019 Incentive Plan in the same amounts and under the same terms as the original grants. These options were originally granted on February 26, 2019. 26,000 and 26,000 vested on December 31, 2019 and December 31, 2020, respectively and the balance vests in 2 equal installments of 26,000 on each of December 31, 2021 and December 31, 2022.
(5)	These options were canceled and re-granted under the 2019 Incentive Plan in the same amounts and under the same terms as the original grants. These options were originally granted on February 26, 2019. 49,125 and 49,125 vested on December 31, 2019 and December 31, 2020, respectively, and the balance vests in 2 equal installments of 49,125 on each of December 31, 2021 and December 31, 2022.
(6)	These options were granted under our 2019 Incentive Plan. 25,000 vested on December 31, 2020 and the balance vests in 3 equal installments of 25,000 on each of December 31, 2021, December 31, 2022 and December 31, 2023.
(7)	These options were granted under our 2019 Incentive Plan. 47,500 vested on December 31, 2020 and the balance vests in 3 equal installments of 47,500 on each of December 31, 2021, December 31, 2022 and December 31, 2023.

Outstanding Equity Awards at Fiscal Year-End

The following table sets forth information concerning stock options and stock awards held by our Named Executive Officers as of August 31, 2020.

	Option Awards						Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable		Number of Securities Underlying Unexercised Options (#) Unexercisable		Option Exercise Price ($)	Option Expiration Date	Number of shares that have not vested (#)		Market value of shares that have not vested ($)
Nadav Kidron
	72,000	(1)	-		4.08	8/8/22
	47,134	(2)	-		12.45	4/9/24
	49,000	(3)	-		7.77	6/30/27
	48,500	(4)	48,500	(4)	8.14	1/31/28
							0	(7)(8)	0
	49,125	(10)	147,375	(10)(13)	3.16	2/26/29
			190,000	(15)	4.80	1/8/30

Miriam Kidron
	72,000	(1)	-		4.08	8/8/22
	47,134	(2)	-		12.45	4/9/24
	69,999	(5)	-		7.77	6/30/27
	23,500	(6)	23,500	(6)	8.14	1/31/28
							0	(9)	0
	26,000	(11)	78,000	(11)(13)	3.16	2/26/29
			100,000	(16)	4.80	1/8/30

Avraham Gabay	5,396	(12)	27,750	(12)(13)	3.55	6/17/29

Joshua Hexter	25,000	(14)	175,000	(14)	3.69	9/11/29

(1)	On August 8, 2012, 72,000 options were granted to each of Nadav Kidron and Miriam Kidron under the Second Amended and Restated 2008 Stock Incentive Plan, or the 2008 Plan, at an exercise price of $4.08 per share; 21,000 of such options vested immediately on the date of grant and the remainder vested in seventeen equal monthly installments, commencing on August 31, 2012. The options have an expiration date of August 8, 2022.
(2)	On April 9, 2014, 47,134 options were granted to each of Nadav Kidron and Miriam Kidron under the 2008 Plan at an exercise price of $12.45 per share; 15,710 of such options vested on April 30, 2014 and the remainder vested in eight equal monthly installments, commencing on May 31, 2014. The options have an expiration date of April 9, 2024.
(3)	On June 30, 2017, 147,000 options were granted to Nadav Kidron under the 2008 Plan at an exercise price of $7.77 per share; 49,000 of such options vested on December 31, 2017 and the remainder vest in two equal installments of 49,000 on each of December 31, 2018 and December 31, 2019, subject to the Company share price reaching the target of $9.50 and $12.50 per share, respectively. The options expire on June 30, 2027. As of August 31, 2020, 98,000 options were forfeited.
(4)	On January 31, 2018, 97,000 options were granted to Nadav Kidron under the 2008 Plan at an exercise price of $8.14 per share; 48,500 of such options vested on each of January 1, 2019 and January 1, 2020 and the reminder vest in two equal installments of 24,250 on each of January 1, 2021 and January 1, 2022. The options expire on January 31, 2028.
(5)	On June 30, 2017, 69,999 options were granted to Miriam Kidron under the 2008 Plan at an exercise price of $7.77 per share; Such options vested in 3 equal installments of 23,333 on each of December 31, 2017, December 31, 2018 and December 31, 2019. The options have an expiration date of June 30, 2027.
(6)	On January 31, 2018, 47,000 options were granted to Miriam Kidron under the 2008 Plan at an exercise price of $8.14 per share; 23,500 of such options vested in 2 equal installments of 11,750 on each of January 1, 2019 and January 1, 2020 and the reminder shall vest in 2 equal installments of 11,750 on each of January 1, 2021 and January 1, 2022. The options expire on January 31, 2028.
(7)	On November 13, 2014, 9,788 RSUs, representing a right to receive shares of the Company’s common stock, were granted to Nadav Kidron. The RSUs vested in two equal installments, each of 4,894 shares, on November 30 and December 31, 2014. The shares of common stock underlying the RSUs will be issued upon request of the grantee.
(8)	On February 23, 2015, 79,848 RSUs, representing a right to receive shares of the Company’s common stock, were granted to Nadav Kidron. The RSUs vested in 23 installments consisting of one installment of 6,654 shares on February 28, 2015 and 22 equal monthly installments of 3,327 shares each, commencing March 31, 2015. The shares of common stock underlying the RSUs will be issued upon request of the grantee.
(9)	On June 30, 2017, 75,000 RSUs, representing a right to receive shares of the Company’s common stock, were granted to Miriam Kidron. The RSUs vested immediately, have an exercise price of $0.012 per share of common stock and expire on June 30, 2027.

(10)	On February 26, 2019, 196,500 options were granted to Nadav Kidron under the 2008 Plan at an exercise price of $3.16 per share; 49,125 of such option vested on December 31, 2019 and the reminder shall vest in three equal installments of 49,125 on each of December 31, 2020, December 31, 2021 and December 31, 2022. The options expire on February 26, 2029. For additional information please see note 13 below.
(11)	On February 26, 2019, 104,000 options were granted to Miriam Kidron under the 2008 Plan at an exercise price of $3.16 per share; 26,000 of such option vested on December 31, 2019 and the reminder shall vest in three equal installments of 26,000 on each of December 31, 2020, December 31, 2021 and December 31, 2022. The options expire on February 26, 2029. For additional information please see note 13 below.
(12)	On June 17, 2019, 33,146 options were granted to Avraham Gabay under the 2008 Plan at an exercise price of $3.55 per share; 5,396 of the options vested on December 31, 2019 and the remining options shall vest in 3 equal installments of 9,250 on each of December 31, 2020, December 31, 2021 and December 31, 2022. The options expire on June 17, 2029. For additional information please see note 13 below.
(13)	On September 11, 2019, the options in this table were canceled and re-granted under the 2019 Incentive Plan in the same amounts and under the same terms as the original grants.
(14)	On September 11, 2019, 200,000 options were granted to Joshua Hexter under the 2019 Incentive Plan at an exercise price of $3.69 per share; 100,000 of such options shall vest in 16 equal installments of 6,250 on the first day of every three month period beginning November 1, 2019 and the remaining 100,000 shall vest upon achievement of certain performance conditions, such as consummating licensing agreements and entering into R&D collaboration agreements. The options expire on November 9, 2029.
(15)	On January 8, 2020, 190,000 options were granted to Nadav Kidron under the 2019 Incentive Plan at an exercise price of $4.80 per share. Such options will vest in 4 equal installments of 47,500 on each of December 31, 2020, December 31, 2021, December 31, 2022 and December 31, 2023. The options expire on January 8, 2030.
(16)	On January 8, 2020, 100,000 options were granted to Miriam Kidron under the 2019 Incentive Plan at an exercise price of $4.80 per share. Such options will vest in 4 equal installments of 25,000 on each of December 31, 2020, December 31, 2021, December 31, 2022 and December 31, 2023. The options expire on January 8, 2030.

Equity Compensation Plan Information

The following table sets forth additional information with respect to our equity compensation plans as of August 31, 2020:

Plan category	Number of securities to be issued upon exercise of outstanding options, RSUs and rights (a)	Weight- average exercise price of outstanding options, RSUs and rights (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)
Equity compensation plans approved by security holders	1,864,664	$4.97	2,000,354
Equity compensation plans not approved by security holders	--	--	--
Total	1,864,664	$4.97	2,000,354

Director Compensation

The following table provides information regarding compensation earned by, awarded or paid to each person for serving as a director who is not an executive officer during Fiscal 2020:

Name of Director	Fees Earned or Paid in Cash ($)	Stock Awards (2) ($)	Option Awards (3) ($)	All Other Compensation ($)	Total ($)
Nadav Kidron(1)	-	-	-	-	-
Miriam Kidron(1)	-	-	-	-	-
Aviad Friedman	20,000	-	55,505	-	75,505
Arie Mayer(4)	15,000	-	55,505	-	70,505
Kevin Rakin	20,000	-	55,505	-	75,505
Leonard Sank	20,000	-	55,505	-	75,505
Gao Xiaoming	20,000	-	55,505	-	75,505

(1)	Please refer to the Summary Compensation Table for executive compensation with respect to the named individual.

(2)	As of August 31, 2020, our non-employee directors then in office held options to purchase shares of our common stock as follows:

Name of Director	Aggregate Number of Shares Underlying Stock Awards
Aviad Friedman	40,857
Arie Mayer	20,000
Kevin Rakin	92,470
Leonard Sank	69,867
Gao Xiaoming	20,000

(3)	The amounts reflect the grant date fair value, as calculated pursuant to FASB ASC Topic 718, of these option awards. The assumptions used to determine the fair value of the option awards are set forth in Note 8 to our audited consolidated financial statements included in our Annual Report on Form 10-K for Fiscal 2020. Our directors will not realize the value of these awards in cash unless and until these awards are exercised and the underlying shares subsequently sold.

(4)	Mr. Mayer joined the Board as of December 5, 2019.

Our directors are entitled to reimbursement for reasonable travel and other out-of-pocket expenses incurred in connection with attendance at meetings of our Board. Each independent director is entitled to receive as remuneration for his or her service as a member of the Board a sum equal to $20,000 per annum, to be paid quarterly after the close of each quarter. Our executive officers did not receive additional compensation for service as directors. The Board may award special remuneration to any director undertaking any special services on behalf of us other than services ordinarily required of a director.

Other than as described above, we have no present formal plan for compensating our directors for their service in their capacity as directors. Other than indicated above, no director received and/or accrued any compensation for his services as a director, including committee participation and/or special assignments during Fiscal 2020.

PROPOSAL 2:
ratify the prior approval of the 2019 Incentive Plan

Overview

At the Annual Meeting, the Company’s stockholders will be asked to ratify the approval of our 2019 Incentive Plan. On August 5, 2019, the Board approved the 2019 Incentive Plan subject to stockholder approval at the Company’s 2019 Annual Meeting of Stockholders. The 2019 Incentive Plan was previously submitted for consideration by the Company’s stockholders at the 2019 Annual Meeting of Stockholders. At the 2019 Annual Meeting of Stockholders, the Company determined that this proposal received the requisite number of votes for approval. As part of this determination, broker non-votes were treated as having no effect on the outcome of this proposal. Following the 2019 Annual Meeting of Stockholders, a complaint was filed in the Court of Chancery of the State of Delaware against the Company and the members of the Board, in which it was alleged that, under the voting standard contained in the Company’s bylaws in effect at the time of the 2019 Annual Meeting of Stockholders, broker non-votes should have been treated as a vote “AGAINST” the proposal. If the broker non-votes were treated as a vote “AGAINST,” the proposal would not have been approved at the 2019 Annual Meeting of Stockholders. Accordingly, pursuant to the Complaint, the prior approval of the 2019 Incentive Plan was defective.

Although the Company does not believe that the interpretation of the then-current by-laws was correct, pursuant to the terms of that certain Settlement Term Sheet (the “Term Sheet”) entered into by the Company and the other parties thereto with respect to the action captioned De Felice v. Kidron et al., C.A. No. 2021-0255-MTZ (Del. Ch.) (the “Delaware Action”), the Company has agreed that it would be advisable and in the best interests of the Company and its stockholders to adopt the Second Amended and Restated By-Laws of the Company in order to clarify the voting standard and in the best interests of the Company and its stockholders to re-submit this proposal to the Company’s stockholders for ratification and approval pursuant to Section 204 of the DGCL. Accordingly, the approval of the 2019 Incentive Plan is being submitted to the Company’s stockholders for consideration and ratification at the Annual Meeting.

Under Section 204 of the DGCL, a statutory process exists by which a Delaware corporation can ratify defective corporate acts, retroactive to the date the act was originally taken, if the procedures of Section 204 of the DGCL are followed. A defective corporate act is any act or transaction that would have been within the power of the corporation at the time taken, but which is void or voidable due to a failure of authorization. No defective corporate act will be deemed void or voidable solely as a result of failure of authorization if ratified in accordance with Section 204. On July 14, 2021, the Board, pursuant to the terms of the Term Sheet, declared the ratification of the 2019 Incentive Plan advisable and in the best interest of the Company, approved the ratification of the 2019 Incentive Plan and recommended that the stockholders of the Company ratify the prior approval of the 2019 Incentive Plan.

On July 14, 2021 the Company amended the voting standard generally applicable to questions brought before any meeting of stockholders, as set forth in the second sentence of Article III, Section 5 of the Second Amended and Restated By-Laws. As amended, this sentence reads as follows: “Except as otherwise expressly provided by statute, by the Certificate of Incorporation or by these By-Laws, all matters coming before any meeting of the stockholders shall be decided by the vote of a majority of the number of shares of stock present in person or represented by proxy at such meeting and entitled to vote on the subject matter, a quorum being present.” The Second Amended and Restated By-Laws are attached hereto as Exhibit A. The resolutions of the Board of Directors of the Company approving the Second Amended and Restated By-Laws and setting forth the reasons therefor is attached hereto as Exhibit B. The notice required to be given pursuant to Section 204(d) of the DGCL is attached as Exhibit C.

In addition, the Company has issued stock options to purchase an aggregate of 999,646 shares of its common stock to certain of its employees, directors and consultants (the “Options”) under the 2019 Incentive Plan since the date of the 2019 Annual Meeting of Stockholders. The Options may not be exercised unless the 2019 Incentive Plan has been approved. Accordingly, by ratifying the approval of the 2019 Incentive Plan, stockholders will also be ratifying the approval of the Options granted thereunder.

The 2019 Incentive Plan is available as Appendix A to the Company’s definitive proxy statement for the 2019 Annual Meeting of Stockholders, filed with the SEC on August 6, 2019.

Reasons for the Ratification of the Prior Approval of the 2019 Incentive Plan

As further described in the proxy statement for the 2019 Annual Meeting of Stockholders, the Board, the Compensation Committee and management believe that the effective use of stock-based long-term incentive compensation is vital to our ability to achieve strong performance in the future. The 2019 Incentive Plan will allow us to continue to maintain the key policies and practices adopted by our management and Board to align employee and stockholder interests. In addition, our future success depends, in large part, upon our ability to maintain a competitive position in attracting, retaining and motivating key personnel. We believe that the 2019 Incentive Plan is essential to permit our management to continue to provide long-term, equity-based incentives to present and future key employees, consultants and directors.

Effect of the Ratification of the Prior Approval of the 2019 Incentive Plan

The ratification of the prior approval of the 2019 Incentive Plan will become effective at the time this Proposal 2 is approved by the stockholders. At that effective time, unless otherwise determined in an action brought pursuant to Section 205 of the DGCL (as described below), the prior approval of the 2019 Incentive Plan shall no longer be void or voidable, and the effect of the ratification shall be retroactive to August 29, 2019, which was the date of the 2019 Annual Meeting of Stockholders at which the 2019 Incentive Plan was approved.

Effect if the Prior Approval of the 2019 Incentive Plan is not Ratified

If the prior approval of the 2019 Incentive Plan is not ratified by the affirmative vote of the majority of shares present in person or represented by proxy at the Company’s 2021 Annual Meeting and entitled to vote thereat, the 2019 Incentive Plan will be deemed to have not been approved by our stockholders at the 2019 Annual Meeting of Stockholders. In such case, the 2019 Incentive Plan will be considered void, thereby requiring the Company to rescind any awards granted pursuant to the 2019 Incentive Plan.

Summary of the 2019 Incentive Plan

The following description of certain material features of the 2019 Incentive Plan is intended to be a summary only. This summary is qualified in its entirety by the full text of the 2019 Incentive Plan that was attached as Appendix A to the Company’s definitive proxy statement for the 2019 Annual Meeting of Stockholders, filed with the SEC on August 6, 2019.

Shares Available. The maximum number of shares authorized for issuance under the 2019 Incentive Plan is 1,000,000 shares of common stock. Other than in the case of options intended to qualify as incentive stock options (“ISOs”) for U.S. federal income tax purposes, the shares underlying any awards that are forfeited, canceled or expired (whether voluntarily or involuntarily) under the 2019 Incentive Plan will be added back to the shares authorized for issuance under the 2019 Incentive Plan. Shares that actually have been issued under the 2019 Incentive Plan pursuant to an award will not be available for future issuance under the 2019 Incentive Plan, except that if unvested shares are forfeited, or repurchased by the Company at the lower of their original purchase price or their fair market value at the time of repurchase, such shares shall become available for future grant under the 2019 Incentive Plan. To the extent not prohibited by the listing requirements of Nasdaq and applicable law, shares surrendered upon exercise or purchase of award (including pursuant to a net exercise) or to satisfy tax withholding obligations will be added back to the shares authorized for issuance under the 2019 Incentive Plan, unless otherwise determined by the administrator. In no event will ISOs be issued under the 2019 Incentive Plan with respect to more than 1,000,000 shares, adjusted as described below.

Types of Awards. The 2019 Incentive Plan permits the issuance of equity-based awards, including options (including stock options that qualify under Section 102 of the Israeli Income Tax Ordinance (New Version) 1961 (the “Tax Ordinance”), stock options that qualify under Section 3(i) of the Tax Ordinance and stock options that qualify as ISOs for U.S. federal income tax purposes), stock appreciation rights, restricted stock and RSUs.

Plan Administration. The 2019 Incentive Plan will be administered by the Board or the Compensation Committee. The administrator of the 2019 Incentive Plan has the power and authority to: select the employees, directors and consultants to whom awards will be granted from time to time; determine whether and to what extent awards are granted under the 2019 Incentive Plan; determine the number of shares or the amount of other consideration to be covered by each award granted thereunder, the exercise price or purchase price of each option or other award, the duration of each award and the times at which each award will become exercisable; approve forms of award agreements for use under the 2019 Incentive Plan; approve the time or times when options or other awards vest, which may be based on performance criteria and may include any vesting acceleration or waiver of forfeiture restrictions and any restriction or limitation regarding any award or shares related thereto based in each case on such factors as the administrator, in its sole discretion, determines; subject to certain limitations, amend the terms of any outstanding award under the 2019 Incentive Plan; construe and interpret the terms of the 2019 Incentive Plan and awards, including without limitation, any notice of award or award agreement, granted pursuant to the 2019 Incentive Plan; grant awards to employees, directors and consultants employed outside the United States on such terms and conditions different from those specified in the 2019 Incentive Plan as may, in the judgment of the administrator, be necessary or desirable to further the purpose of the 2019 Incentive Plan; designate awards as ISOs or non-qualified stock options, or as 102 options (whether through a trustee or not) or 3(i) options subject to the limitations under the Israeli Tax Authorities or any other applicable law and to determine the type and route of Trustee 102 options; determine the fair market value of the shares in accordance with the provisions of the 2019 Incentive Plan; and take all such other action and make all such other determinations and interpretations, not inconsistent with the terms of the 2019 Incentive Plan, as the administrator deems appropriate. Except in the case of options, stock appreciation rights and performance-based compensation (as discussed further below), the Board may delegate to officers of the Company, as defined in Section 16 of the Exchange Act, the authority to grant awards to consultants and employees, other than our directors or officers, provided that the Board may limit such authority from time to time.

Eligibility and Limitations on Grants. All employees, directors and consultants of the Company or a subsidiary of the Company are eligible to participate in the 2019 Incentive Plan subject to the discretion of the administrator. Approximately 13 employees and directors are currently eligible to participate in the 2019 Incentive Plan. The number of consultants eligible to participate in the 2019 Incentive Plan fluctuates from time to time. Awards other than ISOs may be granted to employees, directors and consultants. ISOs may be granted only to employees of the Company or certain subsidiaries of the Company. The maximum number of shares of common stock with respect to which options and stock appreciation rights, and restricted stock and RSUs to the extent such awards are performance-based, may be granted to any grantee in any calendar year is 400,000 shares, subject to adjustment as discussed below.

Performance-Based Compensation. Certain awards of restricted stock or RSUs under the 2019 Incentive Plan may vest contingent on the satisfaction of performance goals (“performance-based compensation”).

The 2019 Incentive Plan permits the Compensation Committee to condition vesting on the satisfaction of any one or more of the following performance criteria: (1) increase in share price, (2) earnings per share, (3) total stockholder return, (4) operating margin, (5) gross margin, (6) return on equity, (7) return on assets, (8) return on investment, (9) operating income, (10) net operating income, (11) pre-tax profit, (12) cash flow, (13) revenue, (14) expenses, (15) earnings before interest, taxes and depreciation, (16) economic value added, (17) market share, (18) satisfactory completion of clinical trials or scientific benchmarks and (19) receipt of regulatory approvals. These criteria may be applied to the Company or any subsidiary as a whole, or with respect to a division, operating unit or business segment of the Company or a subsidiary, or any combination of the foregoing. The Compensation Committee must select the particular performance criteria before 25% of the applicable performance period has elapsed (or within 90 days of the date of award), if earlier. The Compensation Committee may make adjustments as necessary to the performance criteria to eliminate the effect on the stated performance goals of unplanned acquisitions or dispositions, changes in foreign exchange rates, discrete tax items identified by the Compensation Committee, changes in accounting standards and variances to planned annual incentive compensation expense.

Stock Options. The administrator may award ISOs, non-qualified stock options, stock options that qualify under Section 102 or Section 3(i) of the Tax Ordinance. The exercise price of stock options awarded under the 2019 Incentive Plan may not be less (and in the case of certain ISO grants must be more) than the fair market value per share of the common stock on the date of the option grant. The administrator will determine at what times and under what conditions options may be exercised, subject to certain provisions in the case of options granted to Israeli grantees.

To qualify as ISOs, stock options must meet additional U.S. federal income tax requirements under the Internal Revenue Code of 1986, as amended (the “Code”), including a $100,000 limit on the value of shares subject to ISOs that first become exercisable in any one calendar year, a term of 10 years and a shorter term and higher minimum exercise price in the case of certain large stockholders.

Stock Appreciation Rights. The administrator may award a stock appreciation right independently of a stock option. The base appreciation amount of stock appreciation rights awarded under the 2019 Incentive Plan may not be less than the fair market value per share of the common stock on the date of grant of the stock appreciation right. The maximum number of shares of common stock with respect to which stock appreciation rights may be granted to any grantee in any calendar year is 400,000 shares, subject to adjustment as discussed below.

Restricted Stock and RSUs. The administrator may award shares of restricted stock or RSUs to grantees subject to such conditions and restrictions as the administrator may determine. RSUs are similar to restricted stock except that no shares are actually awarded to the grantee on the grant date. No monetary payment, other than for applicable taxes, is due by the grantee in connection with the grant of restricted stock or issuance of shares in connection with an RSU, except that the grantee must pay the Company the par value of the restricted stock or the shares of common stock underlying the RSU. The maximum number of shares of common stock with respect to which restricted stock and RSUs may be granted to any grantee in any calendar year is 400,000 shares, subject to adjustment as discussed below.

Tax Withholding. Grantees of awards made or outstanding under the 2019 Incentive Plan are responsible for the payment of any federal, state or local taxes that the Company is required by law to withhold, including, without limitation, obligations incident to the receipt of shares upon any option exercise or vesting of other awards.

Change of Control Provisions. Unless otherwise set forth in the award agreement, in the event of a “change in control” as defined in the 2019 Incentive Plan, the administrator may, in its sole discretion, provide for the (1) termination of an award upon the consummation of the change in control, but only if such award has vested and been paid out or the holder has been permitted to exercise the option in full for a period of not less than 30 days prior to the change in control, (2) acceleration of all or any portion of an award, (3) payment of an amount (in cash or, in the discretion of the administrator, in the form of consideration paid to shareholders of the Company in connection with such change in control) in exchange for the cancellation of an award and/or (4) issuance of substitute awards that will substantially preserve the otherwise applicable terms of any affected awards previously granted hereunder in a manner complying with applicable regulations.

Capitalization Changes. The total number of shares available for award under the 2019 Incentive Plan, and the annual limit on the number of shares that may be awarded to any grantee in a calendar year, are subject to adjustment pursuant to the terms of the 2019 Incentive Plan in the case of certain changes in the capital structure of the Company including, such as stock splits, reverse stock splits, stock dividends, combination or reclassifications of shares or similar transactions.

Term. No awards may be granted under the 2019 Incentive Plan after the 10-year anniversary of the date that the 2019 Incentive Plan was approved by the Board, or August 5, 2029.

Amendments. The Board may amend, suspend or terminate the 2019 Incentive Plan at any time, subject to the approval of the Company’s stockholders to the extent such approval is required by applicable laws. Generally, under Nasdaq rules and provisions of the Code in the case of Incentive Stock Options, all material amendments to the 2019 Incentive Plan will be subject to approval by our stockholders including, but not limited to: (1) an increase in the number of shares to be issued under the 2019 Incentive Plan; (2) an increase in benefits to grantees under the 2019 Incentive Plan including any material change to (i) permit a repricing (or decrease in exercise price) of outstanding stock options and SARs or (ii) reduce the price of stock options, SARs and other awards intended to provide the benefit of appreciation in the value of common stock subsequent to grant; (3) an extension of the duration of the 2019 Incentive Plan; (4) an expansion of the class of grantees eligible to participate in the 2019 Incentive Plan; and (5) any expansion in the types of awards provided under the 2019 Incentive Plan. Otherwise, the Board may amend or discontinue the 2019 Incentive Plan at any time, provided that no such amendment may adversely affect the rights under any outstanding award without the holder’s consent.

Effective Date of the 2019 Incentive Plan. On August 5, 2019, the Board approved the 2019 Incentive Plan, subject to stockholder approval. The 2019 Incentive Plan became effective on the date it was approved by the stockholders at the 2019 Annual Meeting of Stockholders.

Options Previously Granted Pursuant to the 2019 Incentive Plan

The following table includes all Options received by the individuals and groups noted below since the date of the 2019 Annual Meeting of Stockholders under the 2019 Incentive Plan. Each of these awards will be ratified by the Board if this Proposal 2 is approved:

Name of Individual or Group	Number of Options Granted
Named Executive Officers:
Nadav Kidron	386,500
Miriam Kidron	204,000
Joshua Hexter	200,000
Avraham Gabay	33,146

Directors:
Kevin Rakin	30,000
Leonard Sank	20,000
Aviad Friedman	20,000
Arie Mayer	20,000
Xiaoming Gao	20,000

All Employees and Consultants (Excluding Executive Officers) as a Group	66,000

Equity Compensation Plan Information

For information regarding awards made under the 2019 Incentive Plan outstanding as of August 31, 2020, see “Compensation of Executive Officers and Directors — Equity Compensation Plan Information.”

Interests of Certain Persons in the Plan Ratification Proposal

The Company’s directors and executive officers currently are permitted to participate in the 2019 Incentive Plan, and therefore they have a substantial interest in the Plan Ratification Proposal.

Challenges to the Ratification and Time Limitations on Legal Challenges

When an act is ratified under Section 204, certain specified persons (including any holder of common stock) may file a petition under Section 205 of the DGCL in the Delaware Court of Chancery to challenge the validity and effectiveness of any ratification effected under Section 204 of the DGCL. The Delaware Court of Chancery may make such orders regarding the ratification as it deems proper under the circumstances. Among other things, the Delaware Court of Chancery may declare that a ratification in accordance with and pursuant to Section 204 of the DGCL is not effective or shall only be effective at a time or upon conditions established by the Court.

Under Sections 204 and 205 of the DGCL, any claim that the ratified act is void or voidable due to the identified failures of authorizations, or that the Delaware Court of Chancery should declare in its discretion that the ratification not be effective or be effective only on certain conditions, must be brought within 120 days from the time this Proposal 2 is approved by the stockholders (which is referred to as the “Validation Effective Time” for purposes of Section 204).

Vote Required

The approval of Proposal 2 requires the affirmative vote of the holders of a majority of the number of shares of common stock present, in person or represented by proxy at the Annual Meeting and entitled to vote thereat.

The Board unanimously recommends that you vote “FOR” the ratification of the prior approval of the 2019 Incentive Plan.

PROPOSAL 3:
ratify the prior approval of the Amended and Restated 2019 Incentive Plan

At the Annual Meeting, the Company’s stockholders will be asked to ratify the approval of our Amended and Restated 2019 Incentive Plan. On June 29, 2020, the Board approved the Amended and Restated 2019 Incentive Plan subject to stockholder approval at the Company’s 2020 Annual Meeting of Stockholders. The 2019 Incentive Plan was previously submitted for consideration by the Company’s stockholders at the 2020 Annual Meeting of Stockholders. At the 2020 Annual Meeting of Stockholders, the Company determined that this proposal received the requisite number of votes for approval. As part of this determination, broker non-votes were treated as having no effect on the outcome of this proposal. Following the 2020 Annual Meeting of Stockholders, a complaint was filed in the Court of Chancery of the State of Delaware against the Company and the members of the Board in which it was alleged that, under the voting standard contained in the Company’s bylaws in effect at the time of the 2020 Annual Meeting of Stockholders, broker non-votes should have been treated as a vote “AGAINST” the proposal. If the broker non-votes were treated as a vote “AGAINST,” the proposal would not have been approved at the 2020 Annual Meeting of Stockholders. Accordingly, pursuant to the complaint, the prior approval of the 2019 Incentive Plan was defective.

Although the Company does not believe that the interpretation of the then-current by-laws was correct, pursuant to the terms of the Term Sheet entered into by the Company and the other parties thereto with respect to the Delaware Action, the Company has agreed that it would be advisable and in the best interests of the Company and its stockholders to adopt the Second Amended and Restated By-Laws of the Company in order to clarify the voting standard and in the best interests of the Company and its stockholders to re-submit this proposal to the Company’s stockholders for ratification and approval pursuant to Section 204 of the DGCL. Accordingly, the approval of the Amended and Restated 2019 Incentive Plan is being submitted to the Company’s stockholders for consideration and ratification at the Annual Meeting.

Under Section 204 of the DGCL, a statutory process exists by which a Delaware corporation can ratify defective corporate acts, retroactive to the date the act was originally taken, if the procedures of Section 204 of the DGCL are followed. A defective corporate act is any act or transaction that would have been within the power of the corporation at the time taken, but which is void or voidable due to a failure of authorization. No defective corporate act will be deemed void or voidable solely as a result of failure of authorization if ratified in accordance with Section 204. On July 14, 2021, the Board, pursuant to the terms of the Term Sheet, declared the ratification of the Amended and Restated 2019 Incentive Plan advisable and in the best interest of the Company, approved the ratification of the Amended and Restated 2019 Incentive Plan and recommended that the stockholders of the Company ratify the prior approval of the Amended and Restated 2019 Incentive Plan.

On July 14, 2021 the Company amended the voting standard generally applicable to questions brought before any meeting of stockholders, as set forth in the second sentence of Article III, Section 5 of the Second Amended and Restated By Laws. As amended, this sentence reads as follows: “Except as otherwise expressly provided by statute, by the Certificate of Incorporation or by these By-Laws, all matters coming before any meeting of the stockholders shall be decided by the vote of a majority of the number of shares of stock present in person or represented by proxy at such meeting and entitled to vote on the subject matter, a quorum being present.” The Second Amended and Restated By-Laws are attached hereto as Exhibit A. The resolutions of the Board of Directors of the Company approving the Second Amended and Restated By-Laws and setting forth the reasons therefor is attached hereto as Exhibit B. The notice required to be given pursuant to Section 204(d) of the DGCL is attached as Exhibit C.

In addition, the Company has issued 355,000 Options and 710,000 RSUs to certain of its employees, directors and consultants under the Amended and Restated 2019 Incentive Plan since the date of the 2020 Annual Meeting of Stockholders. The Options may not be exercised unless the increase in shares under the Amended and Restated 2019 Incentive Plan has been approved. Accordingly, by ratifying the approval of the Amended and Restated 2019 Incentive Plan, stockholders will also be ratifying the approval of the Options granted thereunder.

The Amended and Restated 2019 Incentive Plan is available as Appendix A to the Company’s proxy statement for the 2020 Annual Meeting of Stockholders, filed with the SEC on June 30, 2019.

Reasons for the Ratification of the Prior Approval of the Amended and Restated 2019 Incentive Plan

As further described in the proxy statement for the 2020 Annual Meeting of Stockholders, the Board, the Compensation Committee and management believe that the effective use of stock-based long-term incentive compensation is vital to our ability to achieve strong performance in the future. The Amended and Restated 2019 Plan will maintain the key policies and practices adopted by our management and Board to align employee and stockholder interests. In addition, our future success depends, in large part, upon our ability to maintain a competitive position in attracting, retaining and motivating key personnel. We believe that the Second Amended and Restated 2019 Plan is essential to permit our management to continue to provide long-term, equity-based incentives to present and future key employees, consultants and directors.

Effect of the Ratification of the Prior Approval of the Amended and Restated 2019 Incentive Plan

The ratification of the prior approval of the Amended and Restated 2019 Incentive Plan will become effective at the time this Proposal 3 is approved by the stockholders. At that effective time, unless otherwise determined in an action brought pursuant to Section 205 of the DGCL (as described below), the prior approval of the Amended and Restated 2019 Incentive Plan shall no longer be void or voidable, and the effect of the ratification shall be retroactive to August 3, 2020, which was the date of the 2020 Annual Meeting of Stockholders at which the Amended and Restated 2019 Incentive Plan was approved.

Effect if the Prior Approval of the Amended and Restated 2019 Incentive Plan is not Ratified

If the prior approval of the Amended and Restated 2019 Incentive Plan is not ratified by the affirmative vote of the majority of shares present in person or represented by proxy at the Company’s 2021 Annual Meeting and entitled to vote thereat, the Amended and Restated 2019 Incentive Plan will be deemed to have not been approved by our stockholders at the 2020 Annual Meeting of Stockholders. In such case, the 2019 Incentive Plan will be considered void, thereby requiring the Company to rescind any awards granted pursuant to the Amended and Restated 2019 Incentive Plan.

Summary of the Amended and Restated 2019 Incentive Plan

The following description of certain material features of the Amended and Restated 2019 Incentive Plan is intended to be a summary only. This summary is qualified in its entirety by the full text of the Amended and Restated 2019 Incentive Plan that was attached as Appendix A to the Company’s definitive proxy statement for the 2020 Annual Meeting of Stockholders, filed with the SEC on June 30, 2019.

Shares Available. The maximum number of shares authorized for issuance under the Amended and Restated 2019 Plan will be 3,000,000 shares of Common Stock, which is an increase of 2,000,000 shares from the number of shares currently authorized for issuance under the 2019 Plan. Other than in the case of options intended to qualify as ISOs for U.S. federal income tax purposes, the shares underlying any awards that are forfeited, canceled or expired (whether voluntarily or involuntarily) under the Amended and Restated 2019 Plan will be added back to the shares authorized for issuance under the Amended and Restated 2019 Plan. Shares that actually have been issued under the Amended and Restated 2019 Plan pursuant to an award will not be available for future issuance under the Amended and Restated 2019 Plan, except that if unvested shares are forfeited, or repurchased by the Company at the lower of their original purchase price or their fair market value at the time of repurchase, such shares shall become available for future grant under the Amended and Restated 2019 Plan. To the extent not prohibited by the listing requirements of Nasdaq and applicable law, shares surrendered upon exercise or purchase of award (including pursuant to a net exercise) or to satisfy tax withholding obligations will be added back to the shares authorized for issuance under the Amended and Restated 2019 Plan, unless otherwise determined by the administrator. In no event will ISOs be issued under the Amended and Restated 2019 Plan with respect to more than 3,000,000 shares, adjusted as described below.

Types of Awards. The Amended and Restated 2019 Plan permits the issuance of equity-based awards, including options (including stock options that qualify under Section 102 of the Tax Ordinance, stock options that qualify under Section 3(i) of the Tax Ordinance and stock options that qualify as ISOs for U.S. federal income tax purposes), stock appreciation rights, restricted stock and RSUs.

Plan Administration. The Amended and Restated 2019 Plan will be administered by the Board or the Compensation Committee. The administrator of the Amended and Restated 2019 Plan has the power and authority to: select the employees, directors and consultants to whom awards will be granted from time to time; determine whether and to what extent awards are granted under the Amended and Restated 2019 Plan; determine the number of shares or the amount of other consideration to be covered by each award granted thereunder, the exercise price or purchase price of each option or other award, the duration of each award and the times at which each award will become exercisable; approve forms of award agreements for use under the Amended and Restated 2019 Plan; approve the time or times when options or other awards vest, which may be based on performance criteria and may include any vesting acceleration or waiver of forfeiture restrictions and any restriction or limitation regarding any award or shares related thereto based in each case on such factors as the administrator, in its sole discretion, determines; subject to certain limitations, amend the terms of any outstanding award under the Amended and Restated 2019 Plan; construe and interpret the terms of the Amended and Restated 2019 Plan and awards, including without limitation, any notice of award or award agreement, granted pursuant to the Amended and Restated 2019 Plan; grant awards to employees, directors and consultants employed outside the United States on such terms and conditions different from those specified in the Amended and Restated 2019 Plan as may, in the judgment of the administrator, be necessary or desirable to further the purpose of the Amended and Restated 2019 Plan; designate awards as ISOs or non-qualified stock options, or as 102 options (whether through a trustee or not) or 3(i) options subject to the limitations under the Israeli Tax Authorities or any other applicable law and to determine the type and route of Trustee 102 options; determine the fair market value of the shares in accordance with the provisions of the Amended and Restated 2019 Plan; and take all such other action and make all such other determinations and interpretations, not inconsistent with the terms of the Amended and Restated 2019 Plan, as the administrator deems appropriate. Except in the case of options, stock appreciation rights and performance-based compensation (as discussed further below), the Board may delegate to officers of the Company, as defined in Section 16 of the Exchange Act, the authority to grant awards to consultants and employees, other than our directors or officers, provided that the Board may limit such authority from time to time.

Eligibility and Limitations on Grants. All employees, directors and consultants of the Company or a subsidiary of the Company are eligible to participate in the Amended and Restated 2019 Plan subject to the discretion of the administrator. Approximately 13 employees and directors are currently eligible to participate in the Amended and Restated 2019 Plan. The number of consultants eligible to participate in the Amended and Restated 2019 Plan fluctuates from time to time. Awards other than ISOs may be granted to employees, directors and consultants. ISOs may be granted only to employees of the Company or certain subsidiaries of the Company. The maximum number of shares of Common Stock with respect to which options and stock appreciation rights, and restricted stock and RSUs to the extent such awards are performance-based, may be granted to any grantee in any calendar year is 400,000 shares, subject to adjustment as discussed below.

Performance-Based Compensation. Certain awards of restricted stock or RSUs under the Amended and Restated 2019 Plan may vest contingent on the satisfaction of performance goals (“performance-based compensation”).

The Amended and Restated 2019 Plan permits the Compensation Committee to condition vesting on the satisfaction of any one or more of the following performance criteria: (1) increase in share price, (2) earnings per share, (3) total stockholder return, (4) operating margin, (5) gross margin, (6) return on equity, (7) return on assets, (8) return on investment, (9) operating income, (10) net operating income, (11) pre-tax profit, (12) cash flow, (13) revenue, (14) expenses, (15) earnings before interest, taxes and depreciation, (16) economic value added, (17) market share, (18) satisfactory completion of clinical trials or scientific benchmarks and (19) receipt of regulatory approvals. These criteria may be applied to the Company or any subsidiary as a whole, or with respect to a division, operating unit or business segment of the Company or a subsidiary, or any combination of the foregoing. The Compensation Committee must select the particular performance criteria before 25% of the applicable performance period has elapsed (or within 90 days of the date of award), if earlier. The Compensation Committee may make adjustments as necessary to the performance criteria to eliminate the effect on the stated performance goals of unplanned acquisitions or dispositions, changes in foreign exchange rates, discrete tax items identified by the Compensation Committee, changes in accounting standards and variances to planned annual incentive compensation expense.

Stock Options. The administrator may award ISOs, non-qualified stock options, stock options that qualify under Section 102 or Section 3(i) of the Tax Ordinance. The exercise price of stock options awarded under the Amended and Restated 2019 Plan may not be less (and in the case of certain ISO grants must be more) than the fair market value per share of the Common Stock on the date of the option grant. The administrator will determine at what times and under what conditions options may be exercised, subject to certain provisions in the case of options granted to Israeli grantees.

To qualify as ISOs, stock options must meet additional U.S. federal income tax requirements under the Code, including a $100,000 limit on the value of shares subject to ISOs that first become exercisable in any one calendar year, a term of 10 years and a shorter term and higher minimum exercise price in the case of certain large stockholders.

Stock Appreciation Rights. The administrator may award a stock appreciation right independently of a stock option. The base appreciation amount of stock appreciation rights awarded under the Amended and Restated 2019 Plan may not be less than the fair market value per share of the Common Stock on the date of grant of the stock appreciation right. The maximum number of shares of Common Stock with respect to which stock appreciation rights may be granted to any grantee in any calendar year is 400,000 shares, subject to adjustment as discussed below.

Restricted Stock and RSUs. The administrator may award shares of restricted stock or RSUs to grantees subject to such conditions and restrictions as the administrator may determine. RSUs are similar to restricted stock except that no shares are actually awarded to the grantee on the grant date. No monetary payment, other than for applicable taxes, is due by the grantee in connection with the grant of restricted stock or issuance of shares in connection with an RSU, except that the grantee must pay the Company the par value of the restricted stock or the shares of Common Stock underlying the RSU. The maximum number of shares of Common Stock with respect to which restricted stock and RSUs may be granted to any grantee in any calendar year is 400,000 shares, subject to adjustment as discussed below.

Tax Withholding. Grantees of awards made or outstanding under the Amended and Restated 2019 Plan are responsible for the payment of any federal, state or local taxes that the Company is required by law to withhold, including, without limitation, obligations incident to the receipt of shares upon any option exercise or vesting of other awards.

Change of Control Provisions. Unless otherwise set forth in the award agreement, in the event of a “change in control” as defined in the Amended and Restated 2019 Plan, the administrator may, in its sole discretion, provide for the (1) termination of an award upon the consummation of the change in control, but only if such award has vested and been paid out or the holder has been permitted to exercise the option in full for a period of not less than 30 days prior to the change in control, (2) acceleration of all or any portion of an award, (3) payment of an amount (in cash or, in the discretion of the administrator, in the form of consideration paid to shareholders of the Company in connection with such change in control) in exchange for the cancellation of an award and/or (4) issuance of substitute awards that will substantially preserve the otherwise applicable terms of any affected awards previously granted hereunder in a manner complying with applicable regulations.

Capitalization Changes. The total number of shares available for award under the Amended and Restated 2019 Plan, and the annual limit on the number of shares that may be awarded to any grantee in a calendar year, are subject to adjustment pursuant to the terms of the Amended and Restated 2019 Plan in the case of certain changes in the capital structure of the Company including, such as stock splits, reverse stock splits, stock dividends, combination or reclassifications of shares or similar transactions.

Term. No awards may be granted under the Amended and Restated 2019 Plan after the 10-year anniversary of the date that the Amended and Restated 2019 Plan was approved by the Board, or June 29, 2030.

Amendments. The Board may amend, suspend or terminate the Amended and Restated 2019 Plan at any time, subject to the approval of the Company’s stockholders to the extent such approval is required by applicable laws. Generally, under Nasdaq rules and provisions of the Code in the case of Incentive Stock Options, all material amendments to the Amended and Restated 2019 Plan will be subject to approval by our stockholders including, but not limited to: (1) an increase in the number of shares to be issued under the Amended and Restated 2019 Plan; (2) an increase in benefits to grantees under the Amended and Restated 2019 Plan including any material change to (i) permit a repricing (or decrease in exercise price) of outstanding stock options and SARs or (ii) reduce the price of stock options, SARs and other awards intended to provide the benefit of appreciation in the value of Common Stock subsequent to grant; (3) an extension of the duration of the Amended and Restated 2019 Plan; (4) an expansion of the class of grantees eligible to participate in the Amended and Restated 2019 Plan; and (5) any expansion in the types of awards provided under the Amended and Restated 2019 Plan. Otherwise, the Board may amend or discontinue the Amended and Restated 2019 Plan at any time, provided that no such amendment may adversely affect the rights under any outstanding award without the holder’s consent.

Effective Date of the Amended and Restated 2019 Plan. On June 29, 2020, the Board approved the Amended and Restated 2019 Plan, subject to stockholder approval. The Amended and Restated 2019 Plan became effective on the date it was approved by the stockholders at the 2020 Annual Meeting of Stockholders.

Options and RSUs Previously Granted Pursuant to the Amended and Restated 2019 Incentive Plan

The following table includes all Options and RSUs received by the individuals and groups noted below since the date of the 2020 Annual Meeting of Stockholders under the Amended and Restated 2019 Incentive Plan. Each of these awards will be ratified by the Board if this Proposal 3 is approved:

Name of Individual or Group	Number of Options Granted	Number of RSUs Granted
Named Executive Officers:
Nadav Kidron	150,000	300,000
Miriam Kidron	100,000	200,000
Joshua Hexter	50,000	100,000
Avraham Gabay	40,000	80,000

Directors:
Kevin Rakin	15,000	30,000

All Employees and Consultants (Excluding Executive Officers) as a Group	-	-

Equity Compensation Plan Information

For information regarding awards made under the Amended and Restated 2019 Incentive Plan outstanding as of August 31, 2020, see “Compensation of Executive Officers and Directors — Equity Compensation Plan Information.”

Interests of Certain Persons in the Plan Ratification Proposal

The Company’s directors and executive officers currently are permitted to participate in the Amended and Restated 2019 Incentive Plan, and therefore they have a substantial interest in the Plan Ratification Proposal.

Challenges to the Ratification and Time Limitations on Legal Challenges

When an act is ratified under Section 204, certain specified persons (including any holder of common stock) may file a petition under Section 205 of the DGCL in the Delaware Court of Chancery to challenge the validity and effectiveness of any ratification effected under Section 204 of the DGCL. The Delaware Court of Chancery may make such orders regarding the ratification as it deems proper under the circumstances. Among other things, the Delaware Court of Chancery may declare that a ratification in accordance with and pursuant to Section 204 of the DGCL is not effective or shall only be effective at a time or upon conditions established by the Court.

Under Sections 204 and 205 of the DGCL, any claim that the ratified act is void or voidable due to the identified failures of authorizations, or that the Delaware Court of Chancery should declare in its discretion that the ratification not be effective or be effective only on certain conditions, must be brought within 120 days from the time this Proposal 3 is approved by the stockholders (which is referred to as the “Validation Effective Time” for purposes of Section 204).

Vote Required

The approval of Proposal 3 requires the affirmative vote of the holders of a majority of the number of shares of common stock present, in person or represented by proxy at the Annual Meeting and entitled to vote thereat.

The Board unanimously recommends that you vote “FOR” the ratification of the prior approval of the Amended and Restated 2019 Incentive Plan.

PROPOSAL 4:

Ratify the re-election of Aviad Friedman, Xiaoming Gao, Miriam Kidron, Nadav Kidron,
Arie Mayer, Kevin Rakin and Leonard Sank as directors of the Company

At the Annual Meeting, the Company’s stockholders will be asked to ratify the re-election of Aviad Friedman, Xiaoming Gao, Miriam Kidron, Nadav Kidron, Arie Mayer, Kevin Rakin and Leonard Sank as directors of the Company at the 2020 Annual Meeting of Stockholders (the “2020 Director Elections”). At the 2020 Annual Meeting of Stockholders, the Company determined that this proposal received the requisite number of votes for approval. As part of this determination, broker non-votes were treated as having no effect on the outcome of this proposal. Following the 2020 Annual Meeting of Stockholders, a complaint was filed in the Court of Chancery of the State of Delaware against the Company and the members of the Board in which it was alleged that, under the voting standard contained in the Company’s bylaws in effect at the time of the 2020 Annual Meeting of Stockholders, broker non-votes should have been treated as a vote “AGAINST” the proposal. If the broker non-votes were treated as a vote “AGAINST,” the proposal would not have been approved at the 2020 Annual Meeting of Stockholders. Accordingly, pursuant to the complaint, the prior approval of the 2020 director Elections was defective and no directors were validly elected at the 2020 Annual Meeting of Stockholders.

Although the Company does not believe that the interpretation of the then-current by-laws was correct, pursuant to the terms of the Term Sheet entered into by the Company and the other parties thereto with respect to the Delaware Action, the Company has agreed that it would be advisable and in the best interests of the Company and its stockholders to adopt the Second Amended and Restated By-Laws of the Company in order to clarify the voting standard and in the best interests of the Company and its stockholders to re-submit this proposal to the Company’s stockholders for ratification and approval pursuant to Section 204 of the DGCL. Accordingly, the 2020 Director Elections proposal is being submitted to the Company’s stockholders for ratification at the Annual Meeting.

Under Section 204 of the DGCL, a statutory process exists by which a Delaware corporation can ratify defective corporate acts, retroactive to the date the act was originally taken, if the procedures of Section 204 of the DGCL are followed. A defective corporate act is any act or transaction that would have been within the power of the corporation at the time taken, but which is void or voidable due to a failure of authorization. No defective corporate act will be deemed void or voidable solely as a result of failure of authorization if ratified in accordance with Section 204. On July 14, 2021, the Board, pursuant to the terms of the Term Sheet, declared the ratification of the 2020 Director Elections advisable and in the best interest of the Company, approved the ratification of the 2020 Director Elections and recommended that the stockholders of the Company ratify the 2020 Director Elections.

On July 14, 2021 the Company amended the voting standard generally applicable to questions brought before any meeting of stockholders, as set forth in the second sentence of Article III, Section 5 of the Second Amended and Restated By Laws. As amended, this sentence reads as follows: “Except as otherwise expressly provided by statute, by the Certificate of Incorporation or by these By-Laws, all matters coming before any meeting of the stockholders shall be decided by the vote of a majority of the number of shares of stock present in person or represented by proxy at such meeting and entitled to vote on the subject matter, a quorum being present.” The Second Amended and Restated By-Laws are attached hereto as Exhibit A. The resolutions of the Board of Directors of the Company approving the Second Amended and Restated By-Laws and setting forth the reasons therefor is attached hereto as Exhibit B. The notice required to be given pursuant to Section 204(d) of the DGCL is attached as Exhibit C.

Effect of the Ratification of the 2020 Director Elections

The ratification of the 2020 Director Elections will become effective at the time this Proposal 4 is approved by the stockholders. At that effective time, unless otherwise determined in an action brought pursuant to Section 205 of the DGCL (as described below), the 2020 Director Elections shall no longer be void or voidable, and the effect of the ratification shall be retroactive to August 3, 2020, which was the date of the 2020 Annual Meeting of Stockholders at which the 2020 Director Elections proposal was approved.

Effect if the 2020 Director Elections are not Ratified and Approved

If the 2020 Director Elections are not ratified and approved by the affirmative vote of the majority of shares present in person or represented by proxy at the Company’s 2021 Annual Meeting and entitled to vote thereat, the directors will be deemed to have not been re-elected by our stockholders at the 2020 Annual Meeting of Stockholders. However, each director shall hold office until their successor is elected and qualified or until such director’s earlier resignation or removal.

Challenges to the Ratification and Time Limitations on Legal Challenges

When an act is ratified under Section 204, certain specified persons (including any holder of common stock) may file a petition under Section 205 of the DGCL in the Delaware Court of Chancery to challenge the validity and effectiveness of any ratification effected under Section 204 of the DGCL. The Delaware Court of Chancery may make such orders regarding the ratification as it deems proper under the circumstances. Among other things, the Delaware Court of Chancery may declare that a ratification in accordance with and pursuant to Section 204 of the DGCL is not effective or shall only be effective at a time or upon conditions established by the Court.

Under Sections 204 and 205 of the DGCL, any claim that the ratified act is void or voidable due to the identified failures of authorizations, or that the Delaware Court of Chancery should declare in its discretion that the ratification not be effective or be effective only on certain conditions, must be brought within 120 days from the time this Proposal 4 is approved by the stockholders (which is referred to as the “Validation Effective Time” for purposes of Section 204).

Vote Required

The approval of Proposal 4 requires the affirmative vote of the holders of a majority of the number of shares of common stock present, in person or represented by proxy at the Annual Meeting and entitled to vote thereat.

The Board unanimously recommends that you vote “FOR” the ratification of the 2020 Director Elections.

PROPOSAL 5:
AMENDMENT TO THE COMPANY’S CERTIFICATE OF INCORPORATION to EFFECT
A STAGGERED BOARD STRUCTURE

At the Annual Meeting, the stockholders will be asked to approve an amendment to our Certificate of Incorporation (the “Certificate of Amendment”), to implement a staggered board structure.

Reasons for the Staggered Board

The Board believes that a classified board of directors serves the best interests of the Company and its stockholders by promoting the continuity and stability of the Company and its business. By implementing a staggered election of directors, the Company can ensure that, at any given time, at least a majority of the directors will have had prior experience on the Board. The Board also believes that classification may enhance the Company’s ability to attract and retain well-qualified individuals who are able to commit the necessary time and resources to understand the Company, its business affairs and operations. The continuity and quality of leadership that results from a staggered Board should, in the opinion of the Board, promote the long-term value of the Company. Staggered terms for directors may also moderate the pace of change in the Board by extending the time required to elect a majority of directors from one to two annual meetings of Stockholders. This delay is designed to reduce the vulnerability of the Company to unsolicited takeover attempts and attempts to compel the Company’s restructuring or otherwise force it into an extraordinary transaction. The Board believes that this delay also serves the best interests of the Company and its stockholders by encouraging potential acquirors to negotiate with the Board rather than act unilaterally. The Board believes that under most circumstances it will be able to obtain the best terms for the Company and the stockholders if it is in a position to negotiate effectively on their behalf.

The implementation of a staggered board is not in response to any specific effort of which the Company is aware to accumulate the Company’s stock or to obtain control of the Corporation through a proxy solicitation in opposition to management.

Although the creation of a staggered board of directors is designed as a protective measure for the Company’s stockholders, the creation of a classified board of directors may have the effect of preventing stockholders from realizing an opportunity to sell their shares of capital stock at higher than market prices by deterring unsolicited tender offers or other efforts to obtain control of the Company. By classifying the Board, the Certificate of Amendment may extend the time required to effect an unsolicited change in control of the Board, which may discourage unsolicited takeover bids for the Company. Upon effectiveness of the Certificate of Amendment, it will take at least two annual meetings for a simple majority of outstanding shares to effect a change in control of the Board because only a minority of the directors will be elected at each meeting. Without the ability to obtain control of our Board quickly, an unsolicited takeover bidder may be incapable of taking action necessary to remove other impediments to its acquisition of the Company, even if that takeover bidder were to acquire a majority of our outstanding shares of common stock. This situation may discourage unsolicited tender offers, perhaps including some tender offers that stockholders would conclude to be in their best interests if made.

Description of the Certificate of Amendment

Under our existing Certificate of Incorporation, the entire Board of Directors is elected at each annual meeting of stockholders to serve until the next annual meeting, or until their respective successors are elected and qualified.

Pursuant to Section 141(d) of the Delaware General Corporation Law, stockholders may, by amendment to the Certificate of Incorporation or by a Bylaw adopted by a vote of the stockholders, divide the directors of any Delaware corporation, including the Company, into one, two or three classes.

The Board has approved the Certificate of Amendment, which establishes a classified board of directors. Each class will consist, as nearly as may be possible, of one third of the total number of directors constituting the entire Board, and the classes will serve staggered, three year terms. The Class I directors will serve until the first annual stockholders meeting subsequent to the effectiveness of the Staggered Board Certificate of Amendment. The Class II directors will serve until the second annual stockholders meeting subsequent to the effectiveness of the Staggered Board Certificate of Amendment. The Class III directors will serve until the third annual stockholders meeting subsequent to the effectiveness of the Certificate of Amendment.

If the number of directors is changed, any increase or decrease shall be so apportioned by the Board among the classes so as to maintain the number of directors in each class as nearly equal as possible, and any additional director of any class elected to fill a vacancy resulting from an increase in such class shall hold office for a term coinciding with the remaining term of that class, but in no case will a decrease in the number of directors constituting the Board shorten the term of any incumbent director.

The Board is authorized to assign directors in office at the time the Board classification first takes effect to each class. The directors will be assigned to the following classes when the Certificate of Amendment takes effect:

Class	Director Nominee	Expiration of Initial Term of Director
Class I	Leonard Sank	First Annual Stockholders Meeting Following the filing of the Staggered Board Certificate of Amendment
Class I	Miriam Kidron	First Annual Stockholders Meeting Following the filing of the Staggered Board Certificate of Amendment
Class II	Kevin Rakin	Second Annual Stockholders Meeting Following the filing of the Staggered Board Certificate of Amendment
Class II	Arie Mayer	Second Annual Stockholders Meeting Following the filing of the Staggered Board Certificate of Amendment
Class III	Nadav Kidron	Third Annual Stockholders Meeting Following the filing of the Staggered Board Certificate of Amendment
Class III	Aviad Friedman	Third Annual Stockholders Meeting Following the filing of the Staggered Board Certificate of Amendment

The foregoing description of the Staggered Board Certificate of Amendment is qualified in its entirety by reference thereto, which is attached as Exhibit D to this proxy statement.

Staggered Board Effective Date

If this proposal is approved by the stockholders, the Board will have the authority, in its sole discretion and without further action by stockholders, to implement a staggered board structure as set forth in the Certificate of Amendment. The amendment will be effective upon its filing with the Secretary of State of the State of Delaware, the Company’s state of incorporation. The Board reserves the right, notwithstanding stockholder approval and without further action by the stockholders, to decide not to proceed with increasing the shares of authorized common stock, if it determines, in its sole discretion, that such actions are in the best interests of the Company and its stockholders.

Vote Required

The approval of Proposal 5 requires the affirmative vote of the holders of a majority of the outstanding shares of common stock entitled to vote thereon

The Board unanimously recommends that you vote “FOR” the Certificate of Amendment.

OTHER BUSINESS

We do not know of any matters that are to be presented for action at the Annual Meeting other than those set forth in the accompanying Notice of Annual Meeting of Stockholders. If any other business is properly brought before the Annual Meeting, the persons named in the enclosed form of proxy will vote the shares represented by proxies in accordance with their best judgment on such matters.

DEADLINE FOR RECEIPT OF STOCKHOLDER PROPOSALS FOR THE NEXT ANNUAL MEETING

Proposals of stockholders intended to be included in the Company’s proxy statement and form of proxy for use in connection with the Company’s 2022 Annual Meeting of Stockholders must be received by the Company’s Secretary at the Company’s principal executive offices at 1185 Avenue of the Americas, Third Floor, New York, New York 10036, no later than March 30, 2022 and must otherwise satisfy the procedures prescribed by Rule 14a-8 under the Exchange Act. It is suggested that any such proposals be submitted by certified mail, return receipt requested.

Pursuant to Rule 14a-4 under the Exchange Act, stockholder proxies obtained by our Board in connection with our 2022 Annual Meeting of Stockholders will confer on the named proxies discretionary authority to vote on any matters presented at such annual meeting which were not included in the Company’s proxy statement in connection with such annual meeting unless notice of the matter to be presented at such annual meeting is provided to the Company’s Secretary by June 13, 2022.

HOUSEHOLDING OF ANNUAL MEETING MATERIALS

Some brokers, banks and other nominee record holders may be participating in the practice of “householding” proxy statements and annual reports. This means that only one copy of our proxy statement or Annual Report may have been sent to multiple stockholders in your household. We will promptly deliver a separate copy of either document to you if you call or write us at the address shown on the first page of this proxy statement. If you want to receive separate copies of our Annual Report and any proxy statement in the future or if you are receiving multiple copies and would like to receive only one copy for your household, you should contact your broker, bank or other nominee record holders, or you may contact us at the address shown on the first page of this proxy statement or by phone at 844-967-2633.

By Order of the Board of Directors,

/s/ Nadav Kidron
Nadav Kidron
President, Chief Executive Officer and Director

New York, New York

July    , 2021

EXHIBIT A

Second Amended and Restated By-Laws

ARTICLE I

OFFICES

1. The location of the registered office of the Corporation is 1811 Silverside Road, in the City of Wilmington, County of New Castle, Delaware 19810, and the name of its registered agent at such address is Vcorp Services, LLC.

2. The Corporation shall in addition to its registered office in the State of Delaware establish and maintain an office or offices at such place or places as the Board of Directors may from time to time find necessary or desirable.

ARTICLE II

CORPORATE SEAL

The Corporation may or may not have a corporate seal, as may be determined from time to time by the Board of Directors. If adopted, the corporate seal of the Corporation shall have inscribed thereon the name of the Corporation and may be in such form as the Board of Directors may determine. Such seal may be used by causing it or a facsimile thereof to be impressed, affixed or otherwise reproduced.

ARTICLE III

MEETINGS OF STOCKHOLDERS

1. All meetings of the stockholders shall be held at the registered office of the Corporation in the State of Delaware or at such other place as shall be determined from time to time by the Board of Directors.

2. The annual meeting of stockholders shall be held on such day and at such time as may be determined from time to time by resolution of the Board of Directors, when they shall elect by majority vote pursuant to Section 5 of this Article III, a Board of Directors to hold office until the annual meeting of stockholders held next after their election and their successors are respectively elected and qualified or until their earlier resignation or removal. Any other proper business may be transacted at the annual meeting.

3. The holders of at least one third (1/3) of the stock issued and outstanding and entitled to vote on the subject matter, present in person or represented by proxy, shall constitute a quorum at all meetings of the stockholders for the transaction of business, except as otherwise expressly provided by statute, by the Certificate of Incorporation or by these By-laws. If, however, such majority shall not be present or represented at any meeting of the stockholders, the stockholders entitled to vote on the subject matter, present in person or by proxy, shall have power to adjourn the meeting from time to time, without notice other than announcement at the meeting (except as otherwise provided by statute). At such adjourned meeting at which the requisite amount of voting stock shall be represented any business may be transacted which might have been transacted at the meeting as originally notified.

4. At all meetings of the stockholders each stockholder having the right to vote shall be entitled to vote in person, or by proxy appointed by an instrument in writing subscribed by such stockholder and bearing a date not more than three years prior to said meeting, unless such instrument provides for a longer period.

5. At each meeting of the stockholders each stockholder shall have one vote for each share of capital stock having voting power, registered in his name on the books of the Corporation at the record date fixed in accordance with these By-laws, or otherwise determined, with respect to such meeting. Except as otherwise expressly provided by statute, by the Certificate of Incorporation or by these By-laws, all matters coming before any meeting of the stockholders shall be decided by the vote of a majority of the number of shares of stock present in person or represented by proxy at such meeting and entitled to vote on the subject matter, a quorum being present.

A– 1

6. Notice of each meeting of the stockholders shall be given to each stockholder entitled to vote thereat not less than 10 nor more than 60 days before the date of the meeting. Such notice shall state the place, date and hour of the meeting and, in the case of a special meeting, the purposes for which the meeting is called.

7. The Secretary shall prepare and make, at least ten (10) days before every meeting of stockholders, a complete list of the stockholders entitled to vote at said meeting (provided, however, if the record date for determining the stockholders entitled to vote is less than ten (10) days before the date of the meeting, the list shall reflect the stockholders entitled to vote as of the tenth day before the meeting date), arranged in alphabetical order, showing the address of each stockholder and the number of shares registered in the name of each stockholder. Such list shall be open to the examination of any stockholder, for any purpose germane to the meeting, (a) on a reasonably accessible electronic network, provided that the information required to gain access to such list is provided with the notice of the meeting, or (b) during ordinary business hours, at the principal place of business of the Corporation. In the event that the Corporation determines to make the list available on an electronic network, the Corporation may take reasonable steps to ensure that such information is available only to stockholders of the Corporation. The list shall be open to examination of any stockholder during the time of the meeting as provided by law.

8. Special meetings of the stockholders, for any purpose or purposes, unless otherwise prescribed by statute, may be called by the majority of the Board of Directors.

9. Business transacted at each special meeting shall be confined to the purpose or purposes stated in the notice of such meeting.

10. The order of business at each meeting of stockholders shall be determined by the presiding officer.

ARTICLE IV

DIRECTORS

1. The business and affairs of the Corporation shall be managed under the direction of a Board of Directors, which may exercise all such powers and authority for and on behalf of the Corporation as shall be permitted by law, the Certificate of Incorporation or these By-laws. Each of the directors shall hold office until the next annual meeting of stockholders and until his successor has been elected and qualified or until his earlier resignation or removal.

2. The Board is empowered to appoint a Chairman of the Board of Directors. The Chairman shall act as chairman of all meetings of the Board of Directors and at all special and annual meetings of stockholders, and shall have control over the agenda of such meetings, all in accordance with the provisions of these By-laws and the Certificate of Incorporation. The Chairman shall perform such other duties as may from time to time be assigned to him by the Board of Directors.

3. The Board of Directors may hold their meetings within or outside of the State of Delaware, at such place or places as it may from time to time determine.

4. The number of directors comprising the Board of Directors shall be such number as may be from time to time fixed by resolution of the Board of Directors. In case of any increase, the Board of Directors shall have power to elect each additional director to hold office until the next annual meeting of stockholders and until his successor is elected and qualified or his earlier resignation or removal. Any decrease in the number of directors shall take effect at the time of such action by the Board of Directors only to the extent that vacancies then exist; to the extent that such decrease exceeds the number of such vacancies, the decrease shall not become effective, except as further vacancies may thereafter occur, until the time of and in connection with the election of directors at the next succeeding annual meeting of the stockholders.

5. If the office of any director becomes vacant, by reason of death, resignation, disqualification or otherwise, a majority of the directors then in office, although less than a quorum, may fill the vacancy by electing a successor who shall hold office until the next annual meeting of stockholders and until his successor is elected and qualified or his earlier resignation or removal.

A – 2

6. Any director may resign at any time by giving written notice of his resignation to the Board of Directors. Any such resignation shall take effect upon receipt thereof by the Board of Directors, or at such later date as may be specified therein. Any such notice to the Board shall be addressed to it in care of the Secretary.

ARTICLE V

COMMITTEES OF DIRECTORS

1. The Board of Directors may designate an Executive Committee and one or more other committees, each such committee to consist of one or more directors of the Corporation. The Executive Committee shall have and may exercise all the powers and authority of the Board of Directors in the management of the business and affairs of the Corporation (except as otherwise expressly limited by statute), including the power and authority to declare dividends and to authorize the issuance of stock, and may authorize the seal of the Corporation to be affixed to all papers which may require it. Each such committee shall have such of the powers and authority of the Board as may be provided from time to time in resolutions adopted by the Board of Directors.

2. The requirements with respect to the manner in which the Executive Committee and each such other committee shall hold meetings and take actions shall be set forth in the resolutions of the Board of Directors designating the Executive Committee or such other committee.

ARTICLE VI

COMPENSATION OF DIRECTORS

The directors shall receive such compensation for their services as may be authorized by resolution of the Board of Directors, which compensation may be in either cash or equity, or a combination thereof, and may include an annual fee, a fixed sum for attendance at regular or special meetings of the Board or any committee thereof and reimbursement of expenses reasonably incurred in attending such meetings. Nothing herein contained shall be construed to preclude any director from serving the Corporation in any other capacity and receiving compensation therefor.

ARTICLE VII

MEETINGS OF DIRECTORS; ACTION WITHOUT A MEETING

1. Regular meetings of the Board of Directors may be held without notice at such time and place, either within or without the State of Delaware, as may be determined from time to time by resolution of the Board.

2. Special meetings of the Board of Directors shall be held whenever called by the President of the Corporation or the majority of the Board of Directors on at least 24 hours’ notice to each director. Except as may be otherwise specifically provided by statute, by the Certificate of Incorporation or by these By-laws, the purpose or purposes of any such special meeting need not be stated in such notice, although the time and place of the meeting shall be stated.

3. At all meetings of the Board of Directors, the presence in person of a majority of the total number of directors shall be necessary and sufficient to constitute a quorum for the transaction of business, and, except as otherwise provided by statute, by the Certificate of Incorporation or by these By-laws, if a quorum shall be present the act of a majority of the directors present shall be the act of the Board.

4. Any action required or permitted to be taken at any meeting of the Board of Directors or of any committee thereof may be taken without a meeting if all the members of the Board or such committee, as the case may be, consent thereto in writing or by electronic transmission and the writing or writings or electronic transmissions are filed with the minutes of proceedings of the Board of Directors or committee. Any director may participate in a meeting of the Board, or any committee designated by the Board, by means of a conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other, and participation in a meeting pursuant to this sentence shall constitute presence in person at such meeting.

A – 3

ARTICLE VIII

OFFICERS

1. The officers of the Corporation shall be chosen by the Board of Directors and shall be a Chief Executive Officer, a President, one or more Vice Presidents, a Secretary and a Treasurer. The Board may also choose one or more Assistant Secretaries and Assistant Treasurers, and such other officers as it shall deem necessary. Any number of offices may be held by the same person.

2. The salaries of all officers of the Corporation shall be fixed by the Board of Directors, or in such manner as the Board may prescribe.

3. The officers of the Corporation shall hold office until their successors are elected and qualified, or until their earlier resignation or removal. Any officer may be at any time removed from office by the Board of Directors, with or without cause. If the office of any officer becomes vacant for any reason, the vacancy may be filled by the Board of Directors.

4. Any officer may resign at any time by giving written notice of his resignation to the Board of Directors. Any such resignation shall take effect upon receipt thereof by the Board or at such later date as may be specified therein. Any such notice to the Board shall be addressed to it in care of the Secretary

5. The Chief Executive Officer shall have general supervision and direction of the business and affairs of the Corporation, subject, however, to the direction and control of the Board of Directors. The Chief Executive Officer may sign and execute in the name of the Corporation deeds, mortgages, bond, contracts or other instruments. The Chief Executive Officer shall perform all duties incident to the office of the Chief Executive Officer and shall, when requested, counsel with and advise the other officers of the Corporation and shall perform such other duties as the Board of Directors may from time to time determine.

6. The President shall have such powers and perform such duties as from time to time may be assigned to him by the Chief Executive Officer or the Board of Directors.

7. The Vice Presidents shall have such powers and duties as may be delegated to them by the Chief Executive Officer or the Board of Directors.

8. The Secretary shall have such powers and duties as may be delegated to him by the Chief Executive Officer or the Board of Directors.

9. The Assistant Secretary shall, in case of the absence of the Secretary, perform the duties and exercise the powers of the Secretary, and shall have such other powers and duties as may be delegated to them by the Chief Executive Officer or the Board of Directors.

10. The Treasurer shall have the custody of the corporate funds and securities, and shall deposit or cause to be deposited under his direction all moneys and other valuable effects in the name and to the credit of the Corporation in such depositories as may be designated by the Board of Directors or pursuant to authority granted by it. He shall render to the Chief Executive Officer and the Board whenever they may require it an account of all his transactions as Treasurer and of the financial condition of the Corporation. He shall have such other powers and duties as may be delegated to him by the Chief Executive Officer or the Board of Directors.

11. The Assistant Treasurer shall, in case of the absence of the Treasurer, perform the duties and exercise the powers of the Treasurer, and shall have such other powers and duties as may be delegated to them by the Chief Executive Officer or the Board of Directors.

A – 4

ARTICLE IX

FORM OF CERTIFICATES; UNCERTIFICATED SHARES

Shares of the capital stock of the Corporation may be certificated or uncertificated, as provided under the General Corporation Law of the State of Delaware. Each stockholder, upon written request to the transfer agent or registrar of the Corporation, shall be entitled to a certificate of the capital stock of the Corporation in such form as may from time to time be prescribed by the Board of Directors. Any such certificate shall be signed by the Chairman of the Board or the President or a Vice President and by the Treasurer or an Assistant Treasurer or the Secretary or an Assistant Secretary.

ARTICLE X

CHECKS

All checks, drafts and other orders for the payment of money and all promissory notes and other evidences of indebtedness of the Corporation shall be signed by such officer or officers or such other person as may be designated by the Board of Directors or pursuant to authority granted by it.

ARTICLE XI

FISCAL YEAR

The fiscal year of the Corporation shall be as determined from time to time by resolution duly adopted by the Board of Directors.

ARTICLE XII

NOTICES AND WAIVERS

1. Whenever by statute, by the Certificate of Incorporation or by these By-laws it is provided that notice shall be given to any director, such provision shall not be construed to require personal notice, but such notice may be given in writing, by mail, by depositing the same in the United States mail, postage prepaid, directed to such director at his address as it appears on the records of the Corporation, and such notice shall be deemed to be given at the time when the same shall be thus deposited. Notice of regular or special meetings of the Board of Directors may also be given to any director by telephone or by electronic transmission, and in the latter event the notice shall be deemed to be given at the time such notice, addressed to such director at the address hereinabove provided, is transmitted by facsimile or electronic mail.

2. Whenever by statute, by the Certificate of Incorporation or by these By-laws it is provided that notice shall be given to any stockholder, such provision shall not be construed to require personal notice, but such notice may be given in writing, by mail, by depositing the same in the United States mail, postage prepaid, directed to such stockholder at his address as it appears on the records of the Corporation, and such notice shall be deemed to be given at the time when the same shall be thus deposited.

3. Without limiting the manner by which notice otherwise may be given effectively to stockholders, any notice to stockholders given by the Corporation under any provision of the General Corporation Law of the State of Delaware, the Certificate of Incorporation, or these By-laws shall be effective if given by a form of electronic transmission consented to by the stockholder to whom the notice is given. Any such consent shall be revocable by the stockholder by written notice to the Corporation. Any such consent shall be deemed revoked if (i) the Corporation is unable to deliver by electronic transmission two (2) consecutive notices given by the Corporation in accordance with such consent and (ii) such inability becomes known to the Secretary or an Assistant Secretary or to the transfer agent, or other person responsible for the giving of notice; provided, however, the inadvertent failure to treat such inability as a revocation shall not invalidate any meeting or other action.

A – 5

4. Notice given pursuant to Section 3 of this Article XII shall be deemed given: (i) if by facsimile telecommunication, when directed to a number at which the stockholder has consented to receive notice; (ii) if by electronic mail, when directed to an electronic mail address at which the stockholder has consented to receive notice; (iii) if by a posting on an electronic network together with separate notice to the stockholder of such specific posting, upon the later of (A) such posting and (B) the giving of such separate notice; and (iv) if by any other form of electronic transmission, when directed to the stockholder. An affidavit of the Secretary or an Assistant Secretary or of the transfer agent or other agent of the Corporation that the notice has been given by a form of electronic transmission shall, in the absence of fraud, be prima facie evidence of the facts stated therein. For purposes of this Article XII, “electronic transmission” means any form of communication, not directly involving the physical transmission of paper, that creates a record that may be retained, retrieved and reviewed by a recipient thereof, and that may be directly reproduced in paper form by such a recipient through an automated process.

5. Whenever by statute, by the Certificate of Incorporation or by these By-laws a notice is required to be given, a written waiver thereof, signed by the person entitled to notice, whether before or after the time stated therein, shall be deemed equivalent to notice. Attendance of any stockholder or director at any meeting thereof shall constitute a waiver of notice of such meeting by such stockholder or director, as the case may be, except as otherwise provided by statute.

ARTICLE XIII

INDEMNIFICATION

1. The Corporation shall indemnify to the maximum extent permitted by law any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the corporation) by reason of the fact that such person is or was a director or officer of the Corporation, or is or was serving at the request of the Corporation as a director or officer of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by such person in connection with such action, suit or proceeding if such person acted in good faith and in a manner such person reasonably believed to be in or not opposed to the best interests of the Corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe such person’s conduct was unlawful. The termination of any action, suit or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that the person did not act in good faith and in a manner which such person reasonably believed to be in or not opposed to the best interests of the Corporation, and, with respect to any criminal action or proceeding, had reasonable cause to believe that such person’s conduct was unlawful.

2. The Corporation shall indemnify to the maximum extent permitted by law any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the Corporation to procure a judgment in its favor by reason of the fact that such person is or was a director or officer of the corporation, or is or was serving at the request of the Corporation as a director or officer of another corporation, partnership, joint venture, trust or other enterprise against expenses (including attorneys’ fees) actually and reasonably incurred by such person in connection with the defense or settlement of such action or suit if such person acted in good faith and in a manner such person reasonably believed to be in or not opposed to the best interests of the Corporation and except that no such indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable to the Corporation unless and only to the extent that the Court of Chancery of Delaware or the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which such Court of Chancery or such other court shall deem proper.

3. Expenses (including attorneys’ fees) incurred by an officer or director in defending any civil, criminal, administrative or investigative action, suit or proceeding may be paid by the Corporation in advance of the final disposition of such action, suit or proceeding upon receipt of an undertaking by or on behalf of such director or officer to repay such amount if it shall ultimately be determined that such person is not entitled to be indemnified by the Corporation as authorized in this Article XIII. Such expenses (including attorneys’ fees) incurred by former directors and officers may be so paid upon such terms and conditions, if any, as the Corporation deems appropriate.

A – 6

4. The indemnification and advancement of expenses provided by, or granted pursuant to, the other Sections of this Article XIII shall not be deemed exclusive of any other rights to which those seeking indemnification or advancement of expenses may be entitled under any Bylaw, agreement, vote of stockholders or disinterested directors or otherwise, both as to action in such person’s official capacity and as to action in another capacity while holding such office.

5. The Corporation may, but shall not be required to, purchase and maintain insurance on behalf of any person who is or was a director or officer of the Corporation, or is or was serving at the request of the Corporation as a director or officer of another corporation, partnership, joint venture, trust or other enterprise against any liability asserted against such person and incurred by such person in any such capacity, or arising out of such person’s status as such, whether or not the corporation would have the power to indemnify such person against such liability under the provisions of this Article XIII.

6. For the purposes of this Article XIII, references to “the Corporation” shall include, in addition to the resulting corporation, any constituent corporation (including any constituent of a constituent) absorbed in a consolidation or merger which, if its separate existence had continued, would have had power and authority to indemnify its directors or officers so that any person who is or was a director or officer of such constituent corporation, or is or was serving at the request of such constituent corporation as a director or officer of another corporation, partnership, joint venture, trust or other enterprise, shall stand in the same position under the provisions of this Article XIII with respect to the resulting or surviving corporation as such person would have with respect to such constituent corporation if its separate existence had continued.

7. For purposes of this Article XIII, references to “other enterprises” shall include employee benefit plans; references to “fines” shall include any excise taxes assessed on a person with respect to an employee benefit plan; and references to “serving at the request of the Corporation” shall include service as a director or officer of the Corporation which imposes duties on, or involves services by, such director or officer with respect to an employee benefit plan, its participants or beneficiaries; and a person who acted in good faith and in a manner such person reasonably believed to be in the interest of the participants and beneficiaries of an employee benefit plan shall be deemed to have acted in a manner “not opposed to the best interests of the Corporation” as referred to in this Article XIII.

8. The indemnification and advancement of expenses provided by, or granted pursuant to, this Article XIII shall, unless otherwise provided when authorized or ratified, continue as to a person who has ceased to be a director or officer and shall inure to the benefit of the heirs, executors and administrators of such a person.

9. If this Article or any portion hereof shall be invalidated on any ground by any court of competent jurisdiction, then the Corporation shall nevertheless indemnify each director or officer to the fullest extent not prohibited by any applicable portion of this Article that shall not have been invalidated, or by any other applicable law. If this Article shall be invalid due to the application of the indemnification provisions of another jurisdiction, then the Corporation shall indemnify each director and officer to the fullest extent under any other applicable law.

10. The Corporation may indemnify every person who was or is a party or is or was threatened to be made a party to any action, suit, or proceeding, whether civil, criminal, administrative or investigative, by reason of the fact that he is or was an employee or agent of the corporation or, while an employee or agent of the Corporation, is or was serving at the request of the corporation as an employee or agent or trustee of another corporation, partnership, joint venture, trust, employee benefit plan or other enterprise, against expenses (including counsel fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit or proceeding, to the extent permitted by Delaware law.

ARTICLE XIV

ALTERATION OF BY-LAWS

The By-laws of the Corporation may be altered, amended or repealed, and new By-laws may be adopted, by the stockholders or by the Board of Directors.

A – 7

EXHIBIT B

RESOLUTIONS ADOPTED BY the Board of Directors

of the Company ON JULY 14, 2021

I.	Amendment and Restatement of By-laws

WHEREAS, on August 29, 2019, the Company held its 2019 Annual Meeting of Stockholders (the “2019 Annual Meeting”), at which the Company’s stockholders voted on the approval and adoption of the Company’s 2019 Stock Incentive Plan (the “2019 Plan Approval”);

WHEREAS, on August 3, 2020, the Company held its 2020 Annual Meeting of Stockholders (the “2020 Annual Meeting”), at which the Company’s stockholders voted on the approval and adoption of (a) the Company’s Amended and Restated 2019 Stock Incentive Plan (the “2020 Plan Amendment Approval”) and (b) the re-election of Aviad Friedman, Xiaoming Gao, Miriam Kidron, Nadav Kidron, Arie Mayer, Kevin Rakin and Leonard Sank as directors of the Company (the “2020 Director Election Approval”, and, together with the 2019 Plan Approval and the 2020 Plan Amendment Approval, collectively, the “Approvals”);

WHEREAS, a complaint was recently filed in the Court of Chancery of the State of Delaware against the Company and the members of the Board in the action captioned De Felice v. Kidron et al., C.A. No. 2021-0255-MTZ (Del. Ch.) (the “Delaware Action”), in which plaintiff alleged that under the voting standards generally applicable to questions brought before the 2019 Annual Meeting and 2020 Annual Meeting, as set forth in the Company’s then current by-laws, broker non-votes were required to be treated as a vote “against” such questions;

WHEREAS, plaintiff in the Delaware Action alleged that the stockholder did not approve the Approvals and their adoption was defective because the Company did not treat broker non-votes present at the 2019 Annual Meeting and 2020 Annual Meeting as votes “against” the Approvals, and had the Company treated broker non-votes as “against” votes, each of the Approvals would have had more “against” votes than “for” votes;

WHEREAS, although the Company does not believe that the interpretation of the then-current by-laws is correct, the Company determined that, in order to avoid any uncertainty and to avoid the cost and expense of disputing the claim in court, it would be advisable and in the best interests of the Company and its stockholders to settle the dispute and to clarify the voting standard;

WHEREAS, pursuant to the terms of that certain Settlement Term Sheet (the “Term Sheet”) entered into by the Company and the other parties thereto with respect to the Delaware Action, the Company has agreed to amend its Amended and Restated By-laws as reflected in the composite copy attached hereto as Exhibit A (the “Second Amended and Restated By-laws”) to unambiguously provide that broker non-votes are not treated as a vote “against” under the voting standards generally applicable to questions brought before a meeting of stockholders.

NOW, THEREFORE, BE IT:

RESOLVED, that the Second Amended and Restated By-laws of the Company, in the form and substance attached hereto as Exhibit A, be, and hereby are, approved, authorized and adopted.

B - 1

II.	Ratification Under Section 204 of the Delaware General Corporation Law

WHEREAS, on August 29, 2019, the Company held the 2019 Annual Meeting, at which the Company’s stockholders voted on the 2019 Plan Approval;

WHEREAS, on August 3, 2020, the Company held the 2020 Annual Meeting, at which the Company’s stockholders voted on the 2020 Plan Amendment Approval and 2020 Director Election Approval;

WHEREAS, plaintiff in the Delaware Action alleged that the stockholder did not approve the Approvals and that their adoption was defective because the Company did not treat broker non-votes present at the 2019 Annual Meeting and 2020 Annual Meeting as votes “against” the Approvals and had the Company done so, each of the Approvals would have had more “against” votes than “for” votes;

WHEREAS, based on plaintiff’s allegation in the Delaware Action that the Approvals were purportedly defective and pursuant to the Term Sheet, the Company has agreed to make best efforts to secure ratification of the Approvals pursuant to Section 204 of the DGCL; and

WHEREAS, the vote required to secure ratification of the Approvals pursuant to Section 204 of the DGCL is a majority of the number of shares of stock present in person or represented by proxy at the annual stockholder meeting of the Company at which such ratification vote will be held and entitled to vote thereat, a quorum being present at such meeting.

NOW, THEREFORE, BE IT:

RESOLVED, that the Board hereby determines that it is advisable and in the best interests of the Company and its stockholders to ratify and submit for ratification by the Company’s stockholders each of the Approvals pursuant to Section 204 of the DGCL; and

FURTHER RESOLVED, that the Board hereby ratifies, confirms and approves each of the Approvals and confirms that the Approvals be submitted to the Company’s stockholders for ratification, in each case pursuant to Section 204 of the DGCL; and

FURTHER RESOLVED, that pursuant to Section 204(f)(1) of the DGCL and in accordance with the foregoing resolutions, the Approvals shall be effective and valid upon ratification by the Company’s stockholders, under each of the Company’s Certificate of Incorporation and under the DGCL, as of the date of each such Approval was initially adopted and approved at the 2019 Annual Meeting or 2020 Annual Meeting, as applicable; and

FURTHER RESOLVED, that the notice to be given pursuant to Section 204(d) of the DGCL (the “Section 204(d) Notice”) shall be given to all holders of each class and series of valid stock and putative stock of the Company, whether voting or non-voting, who held such shares of stock of record as of July 26, 2019 (the record date of the 2019 Annual Meeting) and June 15, 2020 (the record date of the 2020 Annual Meeting), such notice to be directed to the address of each such holder as it appears or most recently appeared, as appropriate, on the records of the Company; and

FURTHER RESOLVED, that the Section 204(d) Notice shall be in the form attached hereto as Exhibit B; and

FURTHER RESOLVED, that the Company’s Chief Financial Officer shall hereafter be tasked with the responsibilities to (i) review and ensure the accuracy of all proxy disclosures made after the date hereof concerning (A) voting standards applicable to matters submitted to a vote of the Company’s stockholders; and (B) the treatment and effect of stockholder voting actions with respect to proposals submitted to a stockholder vote, (ii) audit the results of stockholder votes to ensure their proper tabulation; and (iii) report its findings to the entire Board prior to the dissemination of proxy materials or reporting of stockholder voting results, as applicable; and

FURTHER RESOLVED, that any and all lawful actions heretofore taken by any officer of the Company in connection with the foregoing resolutions or the Approvals be, and hereby are, ratified, confirmed, approved and adopted.

B - 2

III.	General Authority

RESOLVED, that each of the Chief Executive Officer and the Chief Financial Officer of the Corporation (each, an “Authorized Officer”) is hereby authorized, in the name and on behalf of the Corporation, to do and perform, or cause to be done or performed, all other acts and things, and to execute, file and deliver, or cause to be executed, filed and delivered, such documents, certificates, agreements, filings and other instruments as deemed by such Authorized Officer to be necessary, convenient or desirable to carry out the intent and purpose of, the foregoing resolutions; and

FURTHER RESOLVED, that this unanimous written consent shall take effect immediately as of the last date written below and shall be filed in the minute book of the Corporation with the minutes of the meetings of the Board.

Exhibit B

NOTICE TO STOCKHOLDERS AND CERTAIN FORMER STOCKHOLDERS OF

ORAMED PHARMACEUTICALS INC.

Pursuant to Section 204(d) of the

Delaware General Corporation Law

Notice is hereby given pursuant to Section 204(d) of the Delaware General Corporation Law (the “DGCL”) that on _______, 2021, the Board of Directors (the “Board”) of Oramed Pharmaceuticals Inc. (the “Company”) adopted resolutions pursuant to Section 204 of the DGCL (the “Board Ratification Resolutions”), approving the ratification of certain corporate actions, as more particularly described below (the “Ratified Approvals”). The Board Ratification Resolutions attached hereto as Exhibit A are incorporated herein by reference.

On August 29, 2019, the Company held its 2019 Annual Meeting of Stockholders at which the Company’s stockholders approved the Company’s 2019 Stock Incentive Plan (the “2019 Plan Approval”).

On August 3, 2020, the Company held its 2020 Annual Meeting of Stockholders, at which the Company’s stockholders approved the Amended and Restated 2019 Stock Incentive Plan (the “2020 Plan Amendment Approval”), and the re-election of Aviad Friedman, Xiaoming Gao, Miriam Kidron, Nadav Kidron, Arie Mayer, Kevin Rakin and Leonard Sank as directors of the Company (the “2020 Director Election Approval”).

Effective as of May 28, 2021, a Settlement Term Sheet was entered into by the Company and the other parties thereto with respect to the action captioned De Felice v. Kidron et al., C.A. No. 2021-0255-MTZ (Del. Ch.), pursuant to which the Company has agreed to make best efforts to secure ratification pursuant to Section 204 of the DGCL of the Ratified Approvals.

Any claim alleging that any defective corporate acts or any equity awards issued pursuant to the 2019 Stock Incentive Plan or Amended and Restated 2019 Stock Incentive Plan of the Company ratified is void or voidable due to failure of authorization, or that the Court of Chancery of the State of Delaware should declare in its discretion that a ratification in accordance with Section 204 of the DGCL not be effective or be effective only on certain conditions, must be brought within 120 days from the date of the Ratified Approvals (i.e., no later than 120 days after the date of the stockholders meeting).

This Notice is being mailed to all holders of valid stock and putative stock of the Company, whether voting or nonvoting, as of July 26, 2019 (the record date of the 2019 Annual Meeting of Stockholders) and June 15, 2020 (the record date of the 2020 Annual Meeting of Stockholders) at the address of such holders as it appears or most recently appeared, as appropriate, on the records of the Company.

No further stockholder action is necessary with respect to the foregoing.

ORAMED PHARMACEUTICALS INC.

By:
Name:
Title:

B – 3

EXHIBIT C

NOTICE TO STOCKHOLDERS AND CERTAIN FORMER STOCKHOLDERS OF

ORAMED PHARMACEUTICALS INC.

Pursuant to Section 204(d) of the

Delaware General Corporation Law

Notice is hereby given pursuant to Section 204(d) of the Delaware General Corporation Law (the “DGCL”) that on July 14, 2021, the Board of Directors (the “Board”) of Oramed Pharmaceuticals Inc. (the “Company”) adopted resolutions pursuant to Section 204 of the DGCL (the “Board Ratification Resolutions”), approving the ratification of certain corporate actions, as more particularly described below (the “Ratified Approvals”). The Board Ratification Resolutions attached hereto as Exhibit A are incorporated herein by reference.

On August 29, 2019, the Company held its 2019 Annual Meeting of Stockholders at which the Company’s stockholders approved the Company’s 2019 Stock Incentive Plan (the “2019 Plan Approval”).

On August 3, 2020, the Company held its 2020 Annual Meeting of Stockholders, at which the Company’s stockholders approved the Amended and Restated 2019 Stock Incentive Plan (the “2020 Plan Amendment Approval”), and the re-election of Aviad Friedman, Xiaoming Gao, Miriam Kidron, Nadav Kidron, Arie Mayer, Kevin Rakin and Leonard Sank as directors of the Company (the “2020 Director Election Approval”).

Effective as of May 28, 2021, a Settlement Term Sheet was entered into by the Company and the other parties thereto with respect to the action captioned De Felice v. Kidron et al., C.A. No. 2021-0255-MTZ (Del. Ch.), pursuant to which the Company has agreed to make best efforts to secure ratification pursuant to Section 204 of the DGCL of the Ratified Approvals.

Any claim alleging that any defective corporate acts or any equity awards issued pursuant to the 2019 Stock Incentive Plan or Amended and Restated 2019 Stock Incentive Plan of the Company ratified is void or voidable due to failure of authorization, or that the Court of Chancery of the State of Delaware should declare in its discretion that a ratification in accordance with Section 204 of the DGCL not be effective or be effective only on certain conditions, must be brought within 120 days from the date of the Ratified Approvals (i.e., no later than 120 days after the date of the stockholders meeting).

This Notice is being mailed to all holders of valid stock and putative stock of the Company, whether voting or nonvoting, as of July 26, 2019 (the record date of the 2019 Annual Meeting of Stockholders) and June 15, 2020 (the record date of the 2020 Annual Meeting of Stockholders) at the address of such holders as it appears or most recently appeared, as appropriate, on the records of the Company.

No further stockholder action is necessary with respect to the foregoing.

ORAMED PHARMACEUTICALS INC.

By:
	Name:	Nadav Kidron
	Title:	President and Chief Executive Officer

B-4

EXHIBIT D

CERTIFICATE OF AMENDMENT

OF

CERTIFICATE OF INCORPORATION

OF

ORAMED PHARMACEUTICALS INC.

Oramed Pharmaceuticals Inc. (the “Corporation”), a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware (the “DGCL”), hereby certifies:

FIRST: That the Certificate of Incorporation of the Corporation, as amended, be further amended by adding the following new Article ELEVENTH:

“ELEVENTH: The Board of Directors shall be classified into three groups, with two (2) directors in Class I, two (2) directors in Class II and two (2) directors in Class III. The initial term of office of the directors in Class I, Class II and Class III shall expire at the annual meeting of stockholders of the Corporation in 2022, 2023 and 2024, respectively. Beginning in 2022, at each annual meeting of stockholders of the Corporation, successors to the class of directors whose term expires at such annual meeting of stockholders shall be elected for a three-year term. If the number of directors is changed, any increase or decrease shall be apportioned among the classes by the Board of Directors so as to maintain the number of directors in each class as nearly equal as is reasonably practicable, and any additional director of any class elected to fill a vacancy resulting from an increase in such class shall hold office for a term that shall coincide with the remaining term of that class. In no case will a decrease in the number of directors shorten the term of any incumbent director, even though such decrease may result in an inequality of the classes until the expiration of such term. A director shall hold office until the annual meeting of stockholders of the Corporation in the year in which his or her term expires and until his or her successor shall be elected and qualified, subject, however, to prior death, resignation, retirement or removal from office.

SECOND: The foregoing amendment to the Certificate of Incorporation of the Corporation was duly adopted by vote of the directors and stockholders of the Corporation in accordance with the applicable provisions of Sections 141, 222 and 242 of the DGCL.

IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment of Certificate of Incorporation of the Corporation to be duly executed by the undersigned this ___ day of ______ 2021.

ORAMED PHARMACEUTICALS INC.

By:
	Name:	Nadav Kidron
	Title:	President and Chief Executive Officer

C – 1

PROXY CARD

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

ORAMED PHARMACEUTICALS INC.

ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD On AUGUST 30, 2021

The undersigned hereby appoints Nadav Kidron, President and Chief Executive Officer, and David Silberman, Chief Financial Officer, and each of them, attorneys, agents and proxies of the undersigned, with full power of substitution to each of them, to represent and to vote on behalf of the undersigned all the shares of common stock in Oramed Pharmaceuticals Inc. (the “Company”) which the undersigned is entitled to vote at the Annual Meeting of Stockholders (the “Meeting”) to be held at our Israeli office, located at 20 Mamilla Avenue, Jerusalem, 9414904, Israel, on August 30, 2021 at 4:00 p.m. (Israel time), and at any adjournments or postponements thereof, upon the following matters, which are more fully described in the Notice of Annual Meeting of Stockholders and Proxy Statement relating to the Meeting.

This Proxy Card, when properly executed, will be voted in the manner directed herein by the undersigned. If no direction is made with respect to any matter, this Proxy Card will be voted “FOR” Proposals 1, 2, 3, 4 and 5. Any and all proxies heretofore given by the undersigned are hereby revoked. In their discretion, the proxies are authorized to vote upon such other matters as may properly come before the meeting or any adjournment or postponement thereof.

(Continued and to be signed on the reverse side)

THE BOARD OF DIRECTORS OF THE COMPANY RECOMMENDS A VOTE “FOR” PROPOSALS 1, 2, 3, 4 AND 5.

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒.

1.	To re-elect the following directors of the Company to hold office until our next annual meeting of stockholders and until their respective successors shall be elected and qualified or until their earlier resignation or removal:

(1)	Aviad Friedman	☐	For	☐	Against	☐	Abstain
(2)	Dr. Miriam Kidron	☐	For	☐	Against	☐	Abstain
(3)	Nadav Kidron	☐	For	☐	Against	☐	Abstain
(4)	Dr. Arie Mayer	☐	For	☐	Against	☐	Abstain
(5)	Kevin Rakin	☐	For	☐	Against	☐	Abstain
(6)	Leonard Sank	☐	For	☐	Against	☐	Abstain

2.	To ratify the prior approval of the Company’s 2019 Stock Incentive Plan, which was adopted at the Company’s annual meeting of stockholders for the fiscal year ended August 31, 2019:

☐	For	☐	Against	☐	Abstain

3.	To ratify the prior approval of the Company’s Amended and Restated 2019 Stock Incentive Plan, which was adopted at the Company’s annual meeting of stockholders for the fiscal year ended August 31, 2020:

☐	For	☐	Against	☐	Abstain

4.	To ratify the re-election of Aviad Friedman, Xiaoming Gao, Miriam Kidron, Nadav Kidron, Arie Mayer, Kevin Rakin and Leonard Sank as directors of the Company, who were re-elected at the Company’s annual meeting of stockholders for the fiscal year ended August 31, 2020:

☐	For	☐	Against	☐	Abstain

5:	To approve an amendment to the Company’s Articles of Incorporation in order to implement a staggered board structure:

☐	For	☐	Against	☐	Abstain

MARK HERE IF YOU PLAN TO ATTEND THE MEETING ☐

In their discretion, the proxies are authorized to vote upon such other matters as may properly come before the Meeting or any adjournment or postponement thereof.

The undersigned acknowledges receipt of the Notice of Annual Meeting of Stockholders and Proxy Statement of the Company relating to the Meeting.

Date: ___________, 2021
Signature of Stockholder

Date: ___________, 2021
Signature of Stockholder

Please sign exactly as your name or names appear on this Proxy Card. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

PLEASE RETURN THE SIGNED PROXY CARD IN THE ACCOMPANYING REPLY ENVELOPE AS SOON AS POSSIBLE TO ENSURE THAT IT IS RECEIVED BEFORE THE ANNUAL MEETING OF STOCKHOLDERS.